UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-04930

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 4

Address of principal executive offices:	655 Broad Street, 17th Floor Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French 655 Broad Street, 17th Floor Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	4/30/2021

Date of reporting period:	4/30/2021

Item 1 – Reports to Stockholders

PGIM MUNI HIGH INCOME FUND

ANNUAL REPORT

APRIL 30, 2021

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2021 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Muni High Income Fund informative and useful. The report covers performance for the 12-month period that ended April 30, 2021.

The COVID-19 pandemic had a significant impact on the global economy and markets during the period. After many years of rising corporate profits and strong job growth, the outlook changed dramatically when the pandemic quickly and substantially shut down economic activity worldwide, leading to significant job losses and a steep decline in global growth and earnings. Responding to this disruption, the Federal Reserve (the Fed) cut the federal funds rate target to near zero and flooded capital markets with liquidity; and Congress passed stimulus bills worth several trillion dollars that offered an economic lifeline to consumers and businesses. These initiatives worked, as growth returned and markets rebounded.

Stocks tumbled at the onset of the COVID-19 pandemic amid a spike in volatility, ending the 11-year-long equity bull market. With stores and factories closing and consumers staying at home to limit the spread of the virus, investors sold stocks on fears that corporate earnings would take a serious hit. Equities rallied throughout the spring and summer as states reopened their economies, but became more volatile in the fall as investors worried that a surge in COVID-19 infections would stall the economic recovery. The approval of several effective vaccines, optimistic growth forecasts, and the resolution of the US presidential election subsequently lifted equity markets to record levels, helping stocks around the globe post gains for the full period.

Much of the bond market performed well during the period as investors sought safety in fixed income. While investment-grade bonds in the US declined slightly as the economy recovered, global bonds and emerging market debt rose. A significant rally in interest rates pushed the 10-year US Treasury yield down to a record low during the middle of the period, but longer-term interest rates moved higher later in the period as investors began to focus on stronger economic growth. The Fed also took several aggressive actions to keep the bond markets running smoothly, restarting many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Muni High Income Fund

June 15, 2021

PGIM Muni High Income Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 4/30/21
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A
(with sales charges)	12.06	3.69	5.52	—
(without sales charges)	15.82	4.37	5.87	—
Class C
(with sales charges)	13.94	3.60	5.08	—
(without sales charges)	14.94	3.60	5.08	—
Class Z
(without sales charges)	15.98	4.61	6.13	—
Class R6
(without sales charges)	16.19	N/A	N/A	5.36 (6/27/17)
Bloomberg Barclays Municipal Bond Index
	7.75	3.51	4.44	—
Bloomberg Barclays Municipal High Yield Bond Index
	20.78	6.61	7.10	—
Bloomberg Barclays Municipal Bond Index (50%) / Bloomberg Barclays Municipal High Yield Bond Index (50%)
	14.10	5.08	5.78	—

Average Annual Total Returns as of 4/30/21 Since Inception (%)
Class R6 (6/27/17)
Bloomberg Barclays Municipal Bond Index	4.24
Bloomberg Barclays Municipal High Yield Bond Index	7.13
Bloomberg Barclays Municipal Bond Index (50%) / Bloomberg Barclays Municipal High Yield Bond
Index (50%)	5.71

Inception returns are provided for any share class that has less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the class’ inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Bloomberg Barclays Municipal Bond Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (April 30, 2011) and the account values at the end of the current fiscal year (April 30, 2021) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier and in the following paragraphs, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

PGIM Muni High Income Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6
Maximum initial sales charge	3.25% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $500,000 or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	None	None

Benchmark Definitions

Bloomberg Barclays Municipal Bond Index—The Bloomberg Barclays Municipal Bond Index is an unmanaged index of long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed.

Bloomberg Barclays Municipal High Yield Bond Index—The Bloomberg Barclays Municipal High Yield Bond Index is an unmanaged index of non-rated or Ba1 or below-rated municipal bonds. It gives a broad look at how non-investment-grade municipal bonds have performed.

Bloomberg Barclays Municipal Bond Index (50%) / Bloomberg Barclays Municipal High Yield Bond Index (50%)—This is a custom blend of the Bloomberg Barclays Municipal Bond Index (50%) and the Bloomberg Barclays Municipal High Yield Bond Index (50%).

Investors cannot invest directly in an index. The returns for the indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Distributions and Yields as of 4/30/21
	Total Distributions Paid for One Year ($)	SEC 30-Day Subsidized Yield* (%)	Taxable Equivalent 30-Day Subsidized Yield*** at Federal Tax Rates of		SEC 30-Day Unsubsidized Yield** (%)	Taxable Equivalent 30-Day Unsubsidized Yield*** at Federal Tax Rates of
			37.0 (%)	40.8 (%)		37.0 (%)	40.8 (%)
Class A	0.35	1.23	1.95	2.08	1.21	1.92	2.04
Class C	0.27	0.51	0.81	0.86	0.49	0.78	0.83
Class Z	0.37	1.50	2.38	2.53	1.45	2.30	2.45
Class R6	0.38	1.59	2.52	2.69	1.37	2.17	2.31

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

***Some investors may be subject to the federal alternative minimum tax (AMT) and/or state and local taxes. Taxable equivalent yields reflect federal taxes only. The taxable equivalent yield is the yield an investor would have to earn on a taxable investment in order to equal the yield provided by a tax-exempt municipal bond. The taxable equivalent yields presented in the table use the highest marginal federal individual income tax rate (37.0%) and the highest marginal federal individual income tax rate plus the 3.8% net investment income tax (40.8%).

PGIM Muni High Income Fund	7

Your Fund’s Performance (continued)

Credit Quality expressed as a percentage of total investments as of 4/30/21 (%)
AAA	3.2
AA	10.2
A	23.7
BBB	27.6
BB	7.5
B	1.6
CCC	1.3
CC	0.4
Not Rated	20.5
Cash/Cash Equivalents	4.0
Total Investments	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by a NRSRO. Credit ratings are subject to change.

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Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Muni High Income Fund’s Class Z shares returned 15.98% in the 12-month reporting period that ended April 30, 2021, outperforming the 14.10% return of the Bloomberg Barclays Municipal Bond Index (50%) / Bloomberg Barclays Municipal High Yield Bond Index (50%) (the Index).

What were conditions like in the municipal bond market?

•

Municipal securities exhibited solid performance during most of the reporting period, as the fixed income markets stabilized and eventually recovered from the upheaval in the spring of 2020 that was triggered by the COVID-19 pandemic and related shutdowns. The Federal Reserve (the Fed) and the US Treasury took unprecedented steps to stabilize the markets, including establishing the Municipal Liquidity Facility that facilitated borrowing for issuers experiencing hardship and difficulty accessing the market. Once calm was restored, mutual fund flows turned positive in May 2020 and have been positive since then, with full-year 2020 flows totaling $39.7 billion.

•

On the issuance front, supply was manageable during the period, contributing to a favorable supply-demand environment for most of the period. For the full period, municipal bonds significantly outperformed Treasury bonds across the yield curve. (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.)

•

During the period, the Fed kept the federal funds target rate in a range of 0.00%-0.25%, and it is maintaining a very accommodative policy as the economy reopens and the recovery continues. The municipal yield curve steepened during the period, as short-end rates declined more than rates declined on the long end.

What worked?

•

The Fund’s longer duration versus the Index added to performance, as yields moved lower during the reporting period. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.)

•	The Fund’s overweight in BBB-rated bonds, including Illinois general obligation bonds, relative to the Index contributed to performance as spreads tightened during the period.

•	The Fund’s overweight in charter school bonds relative to the Index contributed to performance as spreads tightened during the period.

•	The Fund’s overweight in Puerto Rico Aqueduct and Sewer Authority bonds relative to the Index contributed to performance as spreads tightened during the period.

PGIM Muni High Income Fund	9

Strategy and Performance Overview (continued)

What didn’t work?

•

The Fund’s curve positioning detracted from performance during the period as the yield differential between a 30-year bond and a 2-year bond of the same type steepened by 12 basis points to 149 basis points, with the front end of the curve outperforming the long end of the curve. (One basis point equals 0.01%.)

•	The Fund’s overweight in the healthcare sector, including hospitals and lifecare facilities, relative to the Index detracted from performance as these bonds lagged during the period.

•	The Fund’s overweight in the pre-pay gas sector relative to the Index detracted from performance as bonds in this sector lagged during the period.

Did the Fund use derivatives?

The Fund sold futures contracts on US Treasuries to shorten the portfolio’s duration, which reduced its sensitivity to changes in the level of rates. Overall, this strategy had a mostly neutral impact on performance during the reporting period.

Current outlook

•

Despite solid outperformance so far in 2021 and relatively rich valuations versus historical averages for the asset class, positive technicals should provide a solid backdrop for tax-exempt municipals in the coming months, in PGIM Fixed Income’s view. Additionally, passage of the $1.9 trillion American Rescue Plan Act of 2021 is broadly supportive of municipal credits, with state and local governments set to receive $350 billion in direct aid.

•

PGIM Fixed Income expects lower-rated investment-grade credits to outperform higher-quality credits as investors seek additional yield. Any spread widening due to an uptick in supply or further backup in Treasury rates should be viewed as a buying opportunity ahead of the typically strong June-July reinvestment period. Lastly, given the relatively low yields and tighter spreads, PGIM Fixed Income expects investors to move out of the yield curve to pick up additional yield, which should result in a somewhat flatter curve.

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Fees and Expenses (unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended April 30, 2021. The example is for illustrative purposes only; you should consult the Fund’s Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

PGIM Muni High Income Fund	11

Fees and Expenses (continued)

and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Muni High Income Fund		Beginning Account Value November 1, 2020	Ending Account Value April 30, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,059.80	0.80%	$4.09
	Hypothetical	$1,000.00	$1,020.83	0.80%	$4.01
Class C	Actual	$1,000.00	$1,055.80	1.57%	$8.00
	Hypothetical	$1,000.00	$1,017.01	1.57%	$7.85
Class Z	Actual	$1,000.00	$1,061.10	0.58%	$2.96
	Hypothetical	$1,000.00	$1,021.92	0.58%	$2.91
Class R6	Actual	$1,000.00	$1,061.50	0.49%	$2.50
	Hypothetical	$1,000.00	$1,022.36	0.49%	$2.46

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended April 30, 2021, and divided by the 365 days in the Fund’s fiscal year ended April 30, 2021 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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PGIM Muni High Income Fund

Schedule of Investments

as of April 30, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 99.6%

MUNICIPAL BONDS

Alabama 0.1%

Jefferson Cnty. Sewer Rev.,
Sr. Lien, Warrants, Ser. A, AGM, Rfdg.	5.000%	10/01/44	500	$555,765
Sr. Lien, Warrants, Ser. A, AGM, Rfdg.	5.250	10/01/48	500	557,770

				1,113,535

Alaska 1.8%

Alaska Indl. Dev. & Export Auth. Rev.,
Tanana Chiefs Conference Proj., Ser. A	4.000	10/01/49	4,320	4,823,496
Valdez Rev.,
Exxon Pipeline Co. Proj., Rfdg., FRDD (Mandatory put date 05/01/21)	0.040(cc)	10/01/25	5,500	5,500,000
ExxonMobil Proj., Rfdg., FRDD (Mandatory put date 05/01/21)	0.040(cc)	12/01/29	7,275	7,275,000

				17,598,496

Arizona 4.2%

Arizona Indl. Dev. Auth. Rev.,
Basis Schs. Proj., Ser. A, Rfdg., 144A	5.375	07/01/50	1,000	1,108,320
Cadence Campus Proj., Ser. A, 144A	4.000	07/15/50	1,600	1,691,968
Pinecrest Academy-Horizon Inspirada & St. Rose Campus, Ser. A, 144A	5.750	07/15/48	1,500	1,693,785
Somerset Academy of LV-Aliante & Skye Canyon Campus Proj., Ser. A, 144A(hh)	4.000	12/15/51	700	746,879
Glendale Indl. Dev. Auth. Rev., Royal Oaks Inspirata Pointe Proj., Ser. A	5.000	05/15/56	1,500	1,667,580
Maricopa Cnty. Indl. Dev. Auth. Rev.,
Honorhealth, Ser. A	4.000	09/01/51	1,250	1,454,850
Horizon Cmnty. Learning Ctr., Rfdg.	5.000	07/01/35	2,000	2,226,720
Reid Traditional Schs. Projs.	5.000	07/01/47	1,000	1,102,750
Phoenix City Indl. Dev. Auth. Rev.,
Basis Schs. Projs., Rfdg., 144A	5.000	07/01/45	1,000	1,079,230
Basis Schs. Projs., Ser. A, Rfdg., 144A	5.000	07/01/46	1,000	1,078,140
Great Hearts Academies Proj.	5.000	07/01/44	2,250	2,432,543
Pima Cnty. Indl. Dev. Auth. Rev., Tucson Elec. Pwr. Co. Proj., Rfdg.	4.000	09/01/29	3,000	3,200,370
Salt Verde Fin. Corp. Gas Rev.,
Sr. Bonds	5.000	12/01/32	4,890	6,478,712
Sr. Bonds	5.000	12/01/37	10,120	14,060,626

See Notes to Financial Statements.

PGIM Muni High Income Fund     13

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of April 30, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Arizona (cont’d.)

Tempe Indl. Dev. Auth. Rev.,
Friendship Vlg.	5.000%	12/01/50	1,045	$1,066,621
Friendship Vlg., Ser. A, Rfdg.	6.250	12/01/42	1,000	1,010,020

				42,099,114

California 8.1%

ABAG Fin. Auth. for Nonprofit Corp. Rev.,
Episcopal Sr. Cmnty., Rfdg.	6.125	07/01/41	775	781,766
California Cnty. Tob. Secur. Agcy. Rev.,
Sr. Ser. A, Rfdg.	4.000	06/01/49	1,000	1,153,870
Sub., Ser. B-1, Rfdg.	5.000	06/01/49	2,000	2,453,160
Sub., Ser. B-2, CABS, Rfdg.	3.523(t)	06/01/55	3,000	583,530
California Hlth. Facs. Fing. Auth. Rev.,
Lucile Salter Packard Children’s Hosp. at Stanford, Ser. A, Rfdg.(hh)	4.000	05/15/51	2,500	2,808,700
California Mun. Fin. Auth. Rev.,
ExxonMobil Corp. Proj., Rfdg., FRDD (Mandatory put date 05/01/21)	0.050(cc)	12/01/29	2,300	2,300,000
River Chrt. Schs., Ser. A, 144A	5.500	06/01/48	750	835,260
Ser. A, 144A	5.000	12/01/54	500	553,580
Sr. Lien, LINXS APM Proj., Ser. A, AMT	5.000	12/31/43	2,000	2,387,400
California Poll. Ctrl. Fing. Auth. Rev., Green Bond, Calplant I Proj., AMT, 144A	8.000	07/01/39(d)	2,750	1,682,881
California St. Pub. Wks. Brd. Lease Rev., Judicial Council Proj., Ser. D	5.000	12/01/31	1,000	1,027,680
California St. Sch. Fin. Auth. Chrt. Sch. Rev.,
Alliance Clg.-Ready Pub. Schs., Ser. A, 144A	5.000	07/01/45	750	852,502
Kipp LA Proj., Ser. A, 144A	5.000	07/01/45	650	739,433
Kipp LA Proj., Ser. A, 144A	5.000	07/01/47	820	965,296
California Statewide Cmntys. Dev. Auth. Rev., 899 Charleston Proj., Ser. A, Rfdg., 144A	5.250	11/01/44	750	781,290
CHF Irvine LLC, Rfdg.	5.000	05/15/29	1,405	1,680,535
CHF Irvine LLC, Rfdg.	5.000	05/15/40	1,030	1,185,066
Loma Linda Univ. Med. Ctr., Ser. A, 144A	5.250	12/01/43	4,475	5,340,331
Loma Linda Univ. Med. Ctr., Ser. A, 144A	5.250	12/01/56	3,500	3,994,165
Loma Linda Univ. Med. Ctr., Ser. A, 144A	5.500	12/01/58	1,500	1,794,960
Loma Linda Univ. Med. Ctr., Ser. A, Rfdg.	5.250	12/01/44	2,500	2,782,200
Golden St. Tob. Secur. Corp., Tob. Settlement Rev., Asset Bkd., 1st Sub., Ser. B, CABS, Rfdg.	3.980(t)	06/01/47	10,100	2,217,556

See Notes to Financial Statements.

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of April 30, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

California (cont’d.)

Golden St. Tob. Secur. Corp., Tob. Settlement Rev., (cont’d.)
Asset Bkd., Sr., Ser. A-2, CABS, Rfdg.	5.300%(cc)	06/01/37	5,000	$5,192,100
Ser. A-1, Rfdg.	5.000	06/01/47	5,235	5,411,420
Ser. A-1, Rfdg.	5.250	06/01/47	5,150	5,337,408
Ser. A-2, Rfdg.	5.000	06/01/47	1,500	1,550,550
Inland Valley Dev. Agcy. Tax Alloc., Ser. A, Rfdg.	5.000	09/01/44	1,000	1,118,380
Irvine Unified Sch. Dist. Spl. Tax, Ser. A	4.000	09/01/44	1,000	1,083,390
Lincoln Pub. Fing. Auth. Spl. Assmt., Twelve Bridges, Sub., Ser. B, Rfdg.	6.000	09/02/27	936	953,550
Long Beach Bond Fin. Auth. Nat. Gas Pur. Rev.,
Ser. A	5.000	11/15/35	3,800	5,250,764
Ser. A	5.500	11/15/37	685	1,017,650
M-S-R Energy Auth. Calif. Rev.,
Ser. A	6.500	11/01/39	2,060	3,369,810
Ser. A	7.000	11/01/34	1,650	2,583,586
Northern California Tob. Secur. Auth. Rev.,
Sr., Sacramento Co. Tob. Sec. Corp., Ser. B-2, Class 2, CABS, Rfdg.	3.518(t)	06/01/60	3,500	837,305
Port of Oakland Rev., Ser. O, AMT, Rfdg.	5.125	05/01/31	1,000	1,000,000
Riverside Cnty. Pub. Fing. Auth. Rev., Capital Facs. Proj.	5.250	11/01/45	1,000	1,187,160
Sacramento,
Spl. Tax	4.000	09/01/46	750	833,587
Spl. Tax	4.000	09/01/50	1,000	1,109,600
San Buenaventura Rev.,
Cmnty. Mem. Hlth. Sys.	7.500	12/01/41	1,000	1,035,530
Cmnty. Mem. Hlth. Sys.	8.000	12/01/26	500	521,315
San Francisco City & Cnty. Arpt. Comm. Rev.,
Second Ser. C, AMT, Rfdg. (Pre-refunded 05/03/21)(ee)	5.000	05/01/25	5	5,000
Second Ser. C, AMT, Unrefunded, Rfdg.	5.000	05/01/25	995	995,000
Santa Margarita Wtr. Dist. Spl. Tax Cmty. Facs., Vlg. of Sendero, Ser. 2013-1	5.625	09/01/36	645	708,720
Southern California Tob. Secur. Auth. Rev., San Diego Co. Tob., CABS, Rfdg.	3.563(t)	06/01/54	3,000	569,070

				80,572,056

See Notes to Financial Statements.

PGIM Muni High Income Fund     15

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of April 30, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Colorado 2.9%

City & Cnty. of Denver Arpt. Sys. Rev., Sub. Sys., Ser. A, AMT, Rfdg.	4.000%	12/01/48	2,000	$2,236,560
Colorado Edl. & Cultural Facs. Auth. Rev.,
Impt., Chrt. Sch. Skyview Academy Proj., Rfdg., 144A	5.375	07/01/44	1,350	1,437,845
Impt., Chrt. Sch. Univ. LA, Rfdg.	5.000	12/15/45	1,000	1,102,150
Lighthouse Bldg. Corp., Rfdg.	5.000	11/01/44	885	961,110
Windsor Chrt. Sch., Rfdg.	5.000	09/01/46	1,390	1,405,345
Colorado Hlth. Facs. Auth. Rev.,
Commonspirit Hlth., Ser. A, Rfdg.	4.000	08/01/49	5,000	5,636,950
Covenant Living Cmntys., Ser. A, Rfdg.	4.000	12/01/50	2,000	2,196,120
Covenant Retirement Cmntys., Rfdg.	5.000	12/01/35	1,250	1,422,050
Vail Valley Med. Ctr. Proj.	4.000	01/15/45	2,500	2,704,475
Park Creek Met. Dist. Ltd. Ppty. Tax Alloc. Rev., Sr. Lmt. Prop. TA., Rfdg.	5.000	12/01/45	1,500	1,718,850
Plaza Co. Met. Dist. 1 Tax Alloc., Rfdg., 144A	5.000	12/01/40	1,000	1,025,740
Pub. Auth. Energy Nat. Gas Pur. Rev., Nat. Gas Util. Imps.	6.500	11/15/38	4,045	6,280,065
Sterling Ranch Cmnty. Auth. Brd. Rev., Ser. A, Rfdg.	4.250	12/01/50	1,000	1,090,780

				29,218,040

Connecticut 0.2%

Harbor Point Infrastructure Impt. Dist. Spl. Assmt., Harbor Point Proj., Rfdg., 144A	5.000	04/01/39	2,000	2,264,960

Delaware 0.2%

Delaware St. Econ. Dev. Auth. Rev., Newark Chrt. Sch., Inc., Ser. A, Rfdg.	5.000	09/01/46	500	556,840
Delaware St. Hlth. Facs. Auth. Rev.,
Nanticoke Mem. Hosp., Rfdg. (Pre-refunded 07/01/23)(ee)	5.000	07/01/32	1,375	1,518,041

				2,074,881

District of Columbia 1.8%

Dist. of Columbia Rev., Dist. of Columbia Intl., Oblig. Grp.	5.000	07/01/54	1,000	1,158,830

See Notes to Financial Statements.

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of April 30, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

District of Columbia (cont’d.)

Dist. of Columbia Rev., (cont’d.)
Friendship Pub. Chrt. Sch. (Pre-refunded 12/01/22)(ee)	5.000%	06/01/42	3,500	$3,766,840
Kipp Chrt. Sch., Rfdg. (Pre-refunded 07/01/23)(ee)	6.000	07/01/43	850	956,785
Kipp Chrt. Sch., Rfdg. (Pre-refunded 07/01/23)(ee)	6.000	07/01/48	725	816,082
Kipp DC Iss., Ser. A, Rfdg.	5.000	07/01/37	1,250	1,494,275
Kipp DC Proj.	4.000	07/01/49	1,000	1,108,170
Rfdg.	5.000	06/01/55	1,500	1,724,910
Rocketship DC, Oblig. Grp., Ser. A, 144A	5.000	06/01/49	2,000	2,222,240
Metropolitan Washington D.C. Arpt. Auth. Sys. Rev.,
Dulles Toll Rd., Ser. A, Rfdg.	5.000	10/01/53	2,500	2,590,025
Dulles Toll Rd., Sub., Ser. B, Rfdg.	4.000	10/01/49	2,000	2,267,000

				18,105,157

Florida 9.3%

Broward Cnty. Port Facs. Rev., Sr. Bond, Ser. B, AMT	4.000	09/01/49	2,000	2,230,540
Broward Cnty. Sys. Arpt. Rev.,
Ser. A, AMT	4.000	10/01/49	1,500	1,696,380
Ser. A, AMT, (Pre-refunded 10/01/23)(ee)	5.250	10/01/43	1,500	1,675,305
Capital Tr. Agcy. Rev.,
Air Cargo, Aero Miami FX LLC, Sr. Lien, Ser. A, Rfdg.	5.350	07/01/29	1,660	1,665,727
Edl. Growth Fund LLC Chrt. Sch. Port Proj., Ser. A-1, 144A	5.000	07/01/56	1,000	1,124,110
Wonderful Fndtn. Chrt. Sch. Port., Ser. A-1, 144A	5.000	01/01/55	3,000	3,321,210
Citizens Ppty. Ins. Corp. Rev.,
Sr. Sec’d., Ser. A-1	5.000	06/01/22	1,000	1,052,260
Cityplace CDD Spl. Assmt., Rfdg.	5.000	05/01/26	1,000	1,140,600
Davie Edl. Facs. Rev.,
Nova Southeastern Univ. Proj., Ser. A, (Pre-refunded 04/01/23)(ee)	5.625	04/01/43	500	552,155
Nova Southeastern Univ. Proj., Ser. A, (Pre-refunded 04/01/23)(ee)	6.000	04/01/42	1,000	1,111,450
Florida Dev. Fin. Corp. Rev.,
Bay Area Chrt. Fndtn., Ser. A (Pre-refunded 12/15/21)(ee)	7.750	06/15/42	2,000	2,093,580
Green Bond Brightline Passenger Rail, Ser. B, Rmkt., AMT, 144A	7.375	01/01/49	2,000	2,076,620

See Notes to Financial Statements.

PGIM Muni High Income Fund     17

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of April 30, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Florida (cont’d.)

Florida Dev. Fin. Corp. Rev., (cont’d.)
Mater Academy Proj., Ser. A	5.000%	06/15/55	1,000	$1,111,490
Renaissance Chrt. Sch., Rfdg., 144A	5.000	09/15/50	2,000	2,148,440
River City Science Academy Proj., Ser. A	4.000	07/01/45	565	604,623
River City Science Academy Proj., Ser. A	4.000	07/01/55	2,460	2,618,695
Virgin Trains USA Pass, Ser. A, AMT, Rfdg. (Mandatory put date 01/01/29), 144A	6.500(cc)	01/01/49	4,210	4,183,856
Florida Higher Edl. Facs. Finl. Auth. Rev., Ringling Clg. Proj.	5.000	03/01/42	4,650	5,203,164
Greater Orlando Aviation Auth. Rev.,
Priority Sub. Ser. A, AMT	4.000	10/01/52	3,350	3,688,249
Priority Sub. Ser. A, AMT	5.000	10/01/52	2,000	2,349,060
Spl. Purp. - JetBlue Airways Corp. Proj., Rfdg.	5.000	11/15/36	4,700	5,004,372
Hillsborough Cnty. Indl. Dev. Auth. Rev., Tampa Gen. Hosp. Proj., Ser. A	4.000	08/01/50	2,500	2,892,425
Indigo Cmnty. Dev. Dist., Spl. Assmt.^	5.750	05/01/36(d)	820	483,800
Jacksonville Rev., Brooks Rehabitation Proj., Rfdg.	4.000	11/01/45	1,000	1,139,160
Lakewood Ranch Stewardship Dist. Spl. Assmt.,
Lakewood Centre North Proj.	4.875	05/01/45	1,000	1,053,900
Lakewood Nat’l. & Polo Run Projs.	4.625	05/01/27	500	542,570
Lakewood Nat’l. & Polo Run Projs.	5.375	05/01/47	1,000	1,102,810
N E Sector Proj., Phase 1B	5.450	05/01/48	1,000	1,136,370
N E Sector Proj., Phase 2B, Rfdg., 144A	4.000	05/01/50	750	777,825
Stewardship Dist., Azario Proj.	4.000	05/01/50	1,000	1,037,100
Vlg. Lakewood Ranch S. Proj.	4.250	05/01/26	250	261,992
Vlg. Lakewood Ranch S. Proj.	5.125	05/01/46	1,300	1,388,894
Midtown Miami Cmnty. Dev. Dist. Spl. Assmt., Pkg. Garage Proj., Ser. A, Rfdg.	5.000	05/01/37	1,980	2,046,449
North Sumter Cnty. Util. Dependent Dist. Rev., Solid Wste.	5.000	10/01/42	2,000	2,123,260
Orange Cnty. Hlth. Facs. Auth. Rev., Orlando Hlth. Oblig. Grp., Ser. A	4.000	10/01/49	3,450	3,941,694
Osceola Cnty. Transn. Rev.,
Ser. A-1, Rfdg.	4.000	10/01/54	1,500	1,689,405
Ser. A-2, CABS, Rfdg.	2.821(t)	10/01/54	1,000	318,980
Palm Beach Cnty. Hlth. Facs. Auth. Rev.,
BRRH Corp. Oblig. Grp., Rfdg. (Pre-refunded 12/01/24)(ee)	5.000	12/01/31	500	583,525

See Notes to Financial Statements.

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of April 30, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Florida (cont’d.)

Palm Beach Cnty. Hlth. Facs. Auth. Rev., (cont’d.) Sinai Residences Boca Raton Proj., Ser. A, Rfdg.	7.500%	06/01/49	1,000	$1,075,310
Sarasota Cnty. Pub. Hosp. Dist. Rev., Sarasota Mem. Hosp.	4.000	07/01/48	5,000	5,630,250
South Miami Hlth. Facs. Auth. Rev., Baptist Hlth. South Florida, Rfdg.	5.000	08/15/47	1,000	1,203,720
Tallahassee Hlth. Facs. Mem. Rev., Ser. A	5.000	12/01/55	1,430	1,633,332
Village CDD No. 7, Fla. Spl. Assmt., Rfdg.	4.000	05/01/36	1,830	1,979,273
Village CDD No. 9,
Fla. Spl. Assmt.	7.000	05/01/41	690	690,000
Fla. Spl. Assmt., Rfdg.	5.500	05/01/42	1,960	1,999,161
Village CDD No.10,
Fla. Spl. Assmt.	5.125	05/01/43	1,060	1,101,086
Fla. Spl. Assmt.	6.000	05/01/44	800	854,376
Village CDD No.11, Fla. Spl. Assmt.	4.500	05/01/45	1,340	1,400,005
Village CDD No.12, Fla. Spl. Assmt., 144A	4.250	05/01/43	2,810	3,074,056
Village CDD No.13,
Fla. Spl. Assmt.	3.550	05/01/39	500	535,320
Fla. Spl. Assmt.	3.700	05/01/50	1,000	1,060,720
Fla. Spl. Assmt., 144A	3.500	05/01/51	1,210	1,256,198

				92,664,852

Georgia 0.6%

Burke Cnty. Dev. Auth. Rev., Oglethorpe Pwr. Corp.-Vogtle Proj., Ser. D, Rfdg.	4.125	11/01/45	2,000	2,196,660
George L Smith II Congress Ctr. Auth. Rev.,
Convention Ctr. Hotel First Tier, Ser. A	4.000	01/01/54	500	565,340
Convention Ctr. Hotel Second Tier, Ser. B, 144A	5.000	01/01/54	500	566,295
Priv. Clgs. & Univs. Auth. Rev., Savannah Clg. Art & Design Proj.	5.000	04/01/44	1,500	1,648,830
Rockdale Cnty. Dev. Auth. Rev., Pratt Paper LLC Proj., AMT, Rfdg., 144A	4.000	01/01/38	1,000	1,104,220

				6,081,345

See Notes to Financial Statements.

PGIM Muni High Income Fund     19

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of April 30, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Guam 0.1%

Guam Govt. Wtrwks. Auth. Rev., Ser. A	5.000%	01/01/50	1,000	$1,214,260

Hawaii 0.3%

Hawaii St. Dept. Budget & Fin. Rev., Spl. Purp., Hawaii Pacific Hlth. Oblig., Ser. A, Rfdg.	5.500	07/01/43	2,500	2,787,425

Illinois 14.2%

Chicago Brd. of Edu.,
GO, Ser. A	5.000	12/01/41	1,000	1,207,710
GO, Ser. A	5.500	12/01/39	635	648,081
GO, Ser. A, 144A	7.000	12/01/46	1,500	1,916,145
GO, Ser. A, Rfdg.	4.000	12/01/27	500	575,215
GO, Ser. A, Rfdg.	5.000	12/01/35	500	601,175
GO, Ser. A, Rfdg.	7.000	12/01/44	3,390	4,091,764
GO, Ser. C	5.250	12/01/35	1,015	1,128,568
GO, Ser. D	5.000	12/01/46	2,470	2,877,229
GO, Ser. G, Rfdg.	5.000	12/01/34	2,155	2,550,012
GO, Ser. H	5.000	12/01/46	2,390	2,744,079
Chicago Brd. of Edu. Rev., Spl. Tax	6.000	04/01/46	1,500	1,779,660
Chicago O’Hare Int’l. Arpt. Rev.,
Gen., Sr. Lien, Ser. B, AGM, Rfdg.	4.000	01/01/53	3,005	3,417,587
Gen., Sr. Lien, Ser. C, AMT, Rfdg.	5.375	01/01/39	1,500	1,613,175
Ser. C, AMT, Rfdg.	4.375	01/01/40	2,000	2,200,440
Trips Oblig. Grp., AMT	5.000	07/01/48	1,000	1,168,430
Chicago Transit Auth. Rev.,
Second Lien	5.000	12/01/46	5,000	5,972,900
Ser. A, Rfdg.	4.000	12/01/50	1,000	1,142,370
Chicago Wstwtr. Transmn. Rev., Second Lien, Ser. C, Rmkt., Rfdg.	5.000	01/01/39	3,355	3,823,425
Chicago, IL,
GO, Ser. 2003 B, Rmkt., Rfdg.	5.000	01/01/23	750	799,237
GO, Ser. 2005 D, Rmkt., Rfdg.	5.500	01/01/37	6,520	7,439,776
GO, Ser. 2007 E, Rmkt., Rfdg.	5.500	01/01/35	3,000	3,428,280
GO, Ser. A	5.500	01/01/39	1,865	2,093,929
GO, Ser. A, Rfdg.	5.000	01/01/27	1,525	1,811,852
GO, Ser. A, Rfdg.	5.000	01/01/31	1,500	1,861,515
GO, Ser. A, Rfdg.	5.000	01/01/34	3,650	3,998,101

See Notes to Financial Statements.

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of April 30, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Illinois (cont’d.)

Chicago, IL, (cont’d.)
GO, Ser. A, Rfdg.	5.500%	01/01/49	3,000	$3,585,240
GO, Ser. A, Rfdg.	6.000	01/01/38	2,500	3,036,525
GO, Ser. C, Rfdg.	5.000	01/01/26	1,000	1,161,140
GO, Ser. C, Rfdg.	5.000	01/01/38	2,500	2,807,275
Illinois Edl. Facs. Auth. Rev., Field Museum of Natural History, Rmkt.	4.450	11/01/36	1,075	1,251,042
Illinois Fin. Auth. Rev., Impt., Chicago Intl., Rfdg.	5.000	12/01/47	1,000	1,131,290
Navistar Intl. Corp. Proj., Rfdg. (Mandatory put date 08/01/30), 144A	4.750(cc)	10/15/40	1,500	1,582,680
Northshore Univ. Hlth. Sys., Ser. A, Rfdg.	4.000	08/15/41	1,000	1,178,130
Plymouth Place, Inc., Rfdg.	5.000	05/15/51	1,735	1,961,452
Presence Hlth. Netw., Ser. C, Rfdg. (Pre-refunded 02/15/27)(ee)	4.000	02/15/41	10	11,939
Presence Hlth. Netw., Ser. C, Rfdg. (Pre-refunded 02/15/27)(ee)	4.000	02/15/41	265	316,378
Presence Hlth. Netw., Ser. C, Unrefunded, Rfdg.	4.000	02/15/41	5,725	6,412,458
The Carle Fndtn., Ser. A, Rfdg.(hh)	3.000	08/15/48	3,000	3,161,970
The Carle Fndtn., Ser. A, Rfdg.(hh)	4.000	08/15/48	1,400	1,653,722
Illinois St.,
GO	4.000	06/01/36	3,000	3,281,370
GO	5.000	04/01/31	2,000	2,196,720
GO	5.000	01/01/32	1,335	1,561,990
GO	5.000	05/01/33	950	1,042,055
GO	5.000	03/01/36	1,800	1,861,128
GO	5.000	05/01/36	2,000	2,180,920
GO	5.000	02/01/39	2,215	2,394,747
GO	5.000	05/01/39	2,000	2,169,260
GO	5.250	07/01/31	1,000	1,078,210
GO	5.500	05/01/30	1,500	1,937,385
GO	5.500	05/01/39	2,500	3,182,175
GO, Rebuild Illinois Prog., Ser. B	4.000	11/01/35	2,000	2,280,680
GO, Rfdg.	5.000	08/01/25	1,000	1,056,590
GO, Ser. A	5.000	01/01/33	2,000	2,055,540
GO, Ser. A	5.000	01/01/34	1,600	1,644,224
GO, Ser. A	5.000	12/01/39	2,500	2,946,400
GO, Ser. A, Rfdg.	5.000	10/01/28	1,250	1,547,612
GO, Ser. C	5.000	11/01/29	2,800	3,320,492
GO, Ser. D	5.000	11/01/26	1,500	1,786,080

See Notes to Financial Statements.

PGIM Muni High Income Fund     21

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of April 30, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Illinois (cont’d.)

Illinois St., (cont’d.)
GO, Ser. D	5.000%	11/01/27	950	$1,150,051
Regl. Transn. Auth. Rev.,
Ser. A	4.000	06/01/38	4,015	4,476,926
Ser. A	4.000	06/01/39	3,015	3,354,881
Sales Tax Securitization Corp. Rev., Second Lien, Ser. A, Rfdg.	4.000	01/01/38	1,000	1,157,470
Springfield Elec. Rev., Sr. Lien, Rfdg., AGM	4.000	03/01/40	1,500	1,646,040

				141,450,842

Indiana 0.4%

Valparaiso Rev.,
Pratt Paper LLC Proj., AMT	5.875	01/01/24	600	631,470
Pratt Paper LLC Proj., AMT	7.000	01/01/44	1,500	1,675,410
Vigo Cnty. Hosp. Auth. Rev., Union Hosp., Inc., Rfdg. (Pre-refunded 09/01/21)(ee)	7.750	09/01/31	1,500	1,536,930

				3,843,810

Iowa 0.4%

Iowa St. Fin. Auth. Rev., Lifespace Cmntys., Inc.	2.875	05/15/49	750	751,478
Midwstrn. Disaster Area, Iowa Fertilizer Co. Proj., Rfdg.	3.125	12/01/22	335	342,132
Iowa Tob. Settlement Auth. Rev.,
Sr. Ser. A-2, Class 1, Rfdg.	4.000	06/01/49	1,000	1,141,170
Sr. Ser. B-1, Class 2, Rfdg.	4.000	06/01/49	1,000	1,145,690
Sr. Ser. B-2, Class 2, CABS, Rfdg.	3.809(t)	06/01/65	1,000	174,850

				3,555,320

Kansas 0.1%

Wyandotte Cnty.-Kansas City Unified Govt. Rev., Legends Apts. Garage & West Lawn Proj.	4.500	06/01/40	900	911,115

Kentucky 0.4%

Kentucky Econ. Dev. Fin. Auth. Hosp. Facs. Rev., Baptist Healthcare Sys., Ser. B	5.000	08/15/46	3,500	4,198,075

See Notes to Financial Statements.

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of April 30, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Louisiana 0.6%

Jefferson Parish Econ. Dev. & Port Dist. Rev.,
Kenner Discovery Hlth. Sciences Academy Proj., Ser. A, 144A	5.625%	06/15/48	2,000	$2,217,560
Louisiana Pub. Facs. Auth. Rev., Ochsner Clinic Fndtn. Proj., Rfdg.	5.000	05/15/47	1,000	1,146,870
New Orleans Sewerage Serv. Rev., Rfdg. (Pre-refunded 06/01/24)(ee)	5.000	06/01/44	1,000	1,146,280
Parish of St. James Rev., Nustar Logistics LP Proj., Ser. 2010, Rmkt., 144A	6.350	07/01/40	1,000	1,263,860

				5,774,570

Maine 0.2%

Maine St. Hlth. & Higher Edl. Facs. Auth. Rev., Maine Gen. Med. Ctr. (Pre-refunded 07/01/21)(ee)	7.500	07/01/32	2,000	2,023,340

Maryland 0.4%

Frederick Cnty. Spl. Oblig. Tax, Sub. Ser. C	4.000	07/01/50	1,000	1,118,960
Howard Cnty. Tax Alloc., Annapolis Junction Twn. Ctr. Proj.	6.100	02/15/44	1,420	1,424,147
Maryland Econ. Dev. Corp. Poll. Ctrl. Rev., Transn. Facs. Proj., Ser. A, Rfdg.	5.000	06/01/35	1,000	1,159,240

				3,702,347

Michigan 0.8%

Michigan Fin. Auth. Rev.,
Great Lakes Wtr. Auth., Sr. Lien, Ser. C-1, (Pre-refunded 07/01/22)(ee)	5.000	07/01/44	1,000	1,055,490
Sr. Ser. A, Class 1, Rfdg.	4.000	06/01/49	2,000	2,302,280
Sr. Ser. B-1, Class 2, Rfdg.	5.000	06/01/49	500	600,970
Sr. Ser. B-2, Class 2, CABS, Rfdg.	3.843(t)	06/01/65	2,000	255,260
Michigan St. Bldg. Auth. Rev.,
Facs. Prog., Ser. I-A, Rfdg. (Pre-refunded 10/15/21)(ee)	5.375	10/15/41	750	767,430

See Notes to Financial Statements.

PGIM Muni High Income Fund     23

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of April 30, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Michigan (cont’d.)

Summit Academy Rev., Rfdg.	6.250%	11/01/25	1,185	$1,188,093
Wayne Cnty. Arpt. Auth. Rev., Detroit Met. Arpt., Ser. D, AMT, Rfdg.	5.000	12/01/28	1,500	1,610,535

				7,780,058

Minnesota 0.8%

Hugo Rev., Chrt. Sch. Lease, Noble Academy Proj., Ser. A	5.000	07/01/44	1,250	1,307,537
Rochester Rev., Mayo Clinic	4.000	11/15/48	3,000	3,418,320
St. Cloud Rev., Centracare Hlth., Ser. A, Rfdg.	4.000	05/01/37	1,250	1,404,313
St. Paul Hsg. & Redev. Auth. Hosp. Rev., Hlth. East Care Sys. Proj., Rfdg. (Pre-refunded 11/15/25)(ee)	5.000	11/15/44	1,000	1,204,270
St. Paul Port Auth. Sol. Wste. Disp. Rev., Gerdau St. Paul Steel Mill Proj., Ser. 7, 144A	4.500	10/01/37	1,000	1,034,130

				8,368,570

Mississippi 0.0%

Mississippi Bus. Fin. Corp. Rev.,
Chevron USA, Ser. G, FRDD (Mandatory put date 05/01/21)	0.030(cc)	11/01/35	300	300,000

Missouri 2.1%

Kansas City Indl. Dev. Auth. Rev. , Kansas City Intl. Arpt., Ser. A, AMT	4.000	03/01/45	2,500	2,859,675
Lees Summit, Tax Alloc., Impt., Summit Fair Proj., Rfdg., 144A	4.875	11/01/37	2,000	1,983,780
Missouri St. Hlth. & Edl. Facs. Auth. Rev.,
BJC Hlth. Sys., Ser. A	4.000	01/01/45	2,010	2,183,664
Lutheran Sr. Svcs., Rfdg.	4.000	02/01/42	1,115	1,224,950
Lutheran Sr. Svcs., Rfdg.	4.000	02/01/48	2,000	2,174,140
Lutheran Sr. Svcs., Rfdg.	5.000	02/01/44	4,000	4,348,680
Poplar Bluff Regl. Transn. Dev. Dist. Rev., Transn. Sales Tax	4.750	12/01/42	2,100	2,156,175

See Notes to Financial Statements.

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of April 30, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Missouri (cont’d.)

St. Louis Cnty. Indl. Dev. Auth. Rev.,
Friendship Vlg. St. Louis Oblig. Grp., Ser. A	5.250%	09/01/53	2,000	$2,227,240
Friendship Vlg. Sunset Hills, Ser. A	5.875	09/01/43	1,000	1,071,340
St. Andrews Res. Srs. Oblig., Ser. A, Rfdg.	5.125	12/01/45	1,000	1,060,850

				21,290,494

Nevada 0.3%

Clark Cnty. Impt. Dist. Spl. Assmt., Dist. No. 142, Mountains Edge Loc. Impvt., Rfdg.	4.000	08/01/23	980	1,020,699
Sparks Rev., Sales Tax, Sr. Ser. A, Rfdg., 144A	2.750	06/15/28	1,000	1,033,140
Tahoe-Douglas Visitors Auth. Rev., Stateline	5.000	07/01/45	1,000	1,152,330

				3,206,169

New Hampshire 0.2%

New Hampshire Bus. Fin. Auth. Rev.,
Green Bond, Ser. B, AMT, Rfdg. (Mandatory put date 07/02/40), 144A	3.750(cc)	07/01/45	1,000	1,030,950
Springpoint Sr. Living, Rfdg.	4.000	01/01/51	1,000	1,088,110

				2,119,060

New Jersey 8.5%

Essex Cnty. Impt. Auth. Rev., CHF Newark LLC NJIT Student Hsg. Proj., Ser. A, BAM	4.000	08/01/56	1,000	1,174,960
New Jersey Econ. Dev. Auth. Rev.,
Continental Airlines, Inc., Proj., Spec. Facs.	5.250	09/15/29	5,000	5,305,450
Continental Airlines, Inc., United Airlines, Inc. Proj.	5.125	09/15/23	3,860	4,110,051
Continental Airlines, Inc., United Airlines, Inc. Proj.,
Ser. A, AMT	5.625	11/15/30	2,275	2,567,360
Goethals Bridge, AMT	5.375	01/01/43	1,390	1,556,814
N. Star Academy Chrt. Sch. Newark	5.000	07/15/47	1,000	1,127,000
NJ Transit Trans. Proj.	4.000	11/01/44	1,000	1,117,470
NJ Transit Trans. Proj.	5.000	11/01/44	2,000	2,424,920
Port Newark Container, AMT, Rfdg.	5.000	10/01/47	2,500	2,863,800
Sch. Facs. Construction	4.000	06/15/49	3,000	3,350,880
Ser. AAA	5.000	06/15/41	2,020	2,359,845
Ser. BBB, Rfdg.	5.500	06/15/30	1,500	1,862,430

See Notes to Financial Statements.

PGIM Muni High Income Fund     25

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of April 30, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

New Jersey (cont’d.)

New Jersey Econ. Dev. Auth. Rev., (cont’d.)
Ser. DDD	5.000%	06/15/42	1,000	$1,179,640
Ser. WW, (Pre-refunded 06/15/25)(ee)	5.250	06/15/40	65	77,910
Ser. WW, Unrefunded	5.250	06/15/40	1,185	1,359,633
St. Gov’t. Bldgs. Proj., Ser. C	5.000	06/15/47	2,000	2,351,540
St. House Proj., Ser. B, Rmkt.	5.000	06/15/43	1,000	1,201,620
Team Academy Chrt. Sch. Proj.	6.000	10/01/43	1,700	1,876,375
Umm Energy Partners, Ser. A, AMT	5.000	06/15/37	1,500	1,568,445
Umm Energy Partners, Ser. A, AMT	5.125	06/15/43	1,100	1,149,808
United Airlines, Inc. Proj., Rmkt.	5.500	06/01/33	2,000	2,186,700
New Jersey Healthcare Facs. Fing. Auth. Rev., RWJ Barnabas Healthcare Sys. Oblig., Ser. A, Rfdg.	5.000	07/01/43	1,500	1,795,830
New Jersey St. Transn. Tr. Fd. Sys. Auth. Rev.,
Ser. A, Rfdg.(hh)	4.000	06/15/42	1,000	1,103,220
Ser. AA	4.000	06/15/50	5,000	5,641,400
Trans. Sys., Rfdg.	4.000	12/15/39	500	572,400
Trans. Sys., Rfdg.	5.000	12/15/39	500	614,275
Trans. Sys., Ser. A, Rfdg.	5.000	12/15/36	1,250	1,526,013
Trans. Sys., Ser. AA	5.000	06/15/45	1,200	1,355,220
Trans. Sys., Ser. AA	5.000	06/15/46	1,940	2,315,138
Trans. Sys., Ser. AA	5.250	06/15/41	1,000	1,164,470
Trans. Sys., Ser. AA	5.250	06/15/43	4,595	5,693,021
New Jersey Tpk. Auth. Rev.,
Ser. A	4.000	01/01/48	1,000	1,138,860
Ser. D, Rfdg.	5.000	01/01/28	2,150	2,621,259
South Jersey Transn. Auth. LLC Rev.,
Ser. A	5.000	11/01/45	500	622,450
Ser. A, Rfdg.	5.000	11/01/39	750	834,225
Tob. Settlement Fing. Corp. Rev.,
Ser. A, Rfdg.	5.250	06/01/46	5,350	6,432,626
Sub. Ser. B, Rfdg.	5.000	06/01/46	7,000	8,204,280

				84,407,338

New York 7.2%

Brookhaven Loc. Dev. Corp. Rev., Jefferson’s Ferry Proj., Ser. A	4.000	11/01/45	500	536,305
Build NYC Resource Corp. Rev.,
Friends of Hellenic Classical Chrt. Sch., Inc., Ser. A, 144A	5.000	12/01/51	500	564,940

See Notes to Financial Statements.

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of April 30, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

New York (cont’d.)

Build NYC Resource Corp. Rev., (cont’d.)
Pratt Paper, Inc. Proj., AMT, Rfdg., 144A	5.000%	01/01/35	1,000	$1,116,030
Erie Cnty. Tob. Asset Secur. Corp. Cap. Apprec. Rev.,
Asset Bkd., 1st Sub., Ser. B, CABS, Rfdg.	(5.000)(t)	06/01/47	5,000	1,107,200
Asset Bkd., 2nd Sub., Ser. C, CABS, Rfdg., 144A	6.773(t)	06/01/50	4,000	576,400
Glen Cove Loc. Econ. Asst. Corp. Rev., Garvies Pt. Impt. Proj., Ser. A	5.000	01/01/56	2,105	2,215,849
Garvies Pt. Impt. Proj., Ser. C, CABS (Convert to Fixed on 01/01/24)	0.000(cc)	01/01/55	1,000	1,033,020
Metropolitan Transn. Auth. Rev.,
Bid Grp. 1 Green Bond, Ser. A-1	4.000	11/15/44	1,500	1,714,845
Climate Bond Certified Green Bond, Ser. E, Rfdg.	4.000	11/15/45	1,500	1,712,610
Green Bond, Ser. C-1, Rfdg.	5.000	11/15/50	3,725	4,541,483
Green Bond, Ser. C-1, Rfdg.	5.250	11/15/55	3,000	3,717,060
Green Bond, Ser. D1	5.000	11/15/43	2,000	2,479,660
Ser. A-2	4.000	11/15/42	2,000	2,305,240
Ser. A-2	4.000	11/15/43	2,000	2,298,520
New York City Indl. Dev. Agcy. Rev., Yankee Stadium Proj. Pilot, Rfdg.	4.000	03/01/45	1,000	1,137,340
New York Liberty Dev. Corp. Rev., 4 World Trade Center Proj., Rfdg.	5.750	11/15/51	1,750	1,799,560
Class 1-3 World Trade Ctr., Rfdg., 144A	5.000	11/15/44	5,000	5,443,900
New York State Envir. Facs. Corp. Rev.,
Draw Down Casella Wste. Sys. Inc. Proj., Ser. R-1, AMT, (Mandatory put date 09/02/25)	2.750(cc)	09/01/50	550	561,292
New York Trans. Dev. Corp. Rev.,
Delta Air Lines, Inc.-Laguardia Arpt. Terms. C&D Redev., AMT	4.000	01/01/36	1,475	1,655,407
Delta Air Lines, Inc.-Laguardia Arpt. Terms. C&D Redev., AMT	4.375	10/01/45	2,000	2,333,040
Delta Air Lines, Inc.-Laguardia Arpt. Terms. C&D Redev., AMT	5.000	01/01/26	2,000	2,358,200
Delta Air Lines, Inc.-Laguardia Arpt. Terms. C&D Redev., AMT	5.000	01/01/31	1,000	1,217,270
Delta Air Lines, Inc.-Laguardia Arpt. Terms. C&D Redev., AMT	5.000	10/01/40	2,500	3,109,700
John F. Kennedy Int’l. Arpt. Proj., AMT, Rfdg.	5.250	08/01/31	1,000	1,235,310
John F. Kennedy Int’l. Arpt. Proj., AMT, Rfdg.	5.375	08/01/36	1,000	1,238,150
Laguardia Arpt., Term. B Redev., Ser. A, AMT	5.000	07/01/46	2,995	3,354,640
Laguardia Arpt., Term. B Redev., Ser. A, AMT	5.250	01/01/50	9,480	10,676,376

See Notes to Financial Statements.

PGIM Muni High Income Fund     27

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of April 30, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

New York (cont’d.)

New York Trans. Dev. Corp. Rev., (cont’d.)
NY St. Thruway Srvc. Areas Proj., AMT	4.000%	04/30/53	750	$849,217
Port Auth. of NY & NJ Rev., Ser. 223, Rfdg., AMT	4.000	07/15/61	1,500	1,719,945
TSASC, Inc. Rev., Ser. A, Rfdg.	5.000	06/01/41	4,875	5,673,330
Yonkers Econ. Dev. Corp. Rev., Chrt. Sch. Edu. Excellence Proj., Ser. A	5.000	10/15/49	1,000	1,127,610

				71,409,449

North Carolina 0.4%

North Carolina Med. Care Commn. Rev.,
Pennybyrn at Maryfield Proj., Rfdg.	5.000	10/01/35	1,000	1,063,590
Pennybyrn at Maryfield Proj., Ser. A	5.000	10/01/50	750	820,170
The Presbyterian Homes Oblig. Grp., Ser. A	5.000	10/01/50	1,000	1,176,320
North Carolina Tpk. Auth. Rev., Ser. A, Rfdg.	5.000	07/01/51	1,250	1,417,538

				4,477,618

Ohio 4.8%

Akron Bath Copley Joint Township Hosp. Dist. Rev., Summa Hlth. Oblig. Grp. Hosp. Facs., Rfdg.	3.000	11/15/40	3,000	3,129,960
Buckeye Tob. Settlement Fing. Auth. Rev., Sr. Ser. B-2, Class 2, Rfdg.	5.000	06/01/55	19,950	22,408,438
Cuyahoga Cnty. Hosp. Rev.,
Metro Hlth. Sys., Rfdg.	5.000	02/15/52	575	656,593
Metro Hlth. Sys., Rfdg.	5.250	02/15/47	2,000	2,318,980
Metro Hlth. Sys., Rfdg.	5.500	02/15/57	6,540	7,658,013
Franklin Cnty. Hosp. Facs. Rev.,
Hlth. Corp., Ser. A	4.000	05/15/47	2,500	2,858,225
Nationwide Children’s Hosp. Proj., Ser. A	4.000	11/01/45	2,000	2,150,400
Lucas Cnty. Hosp. Rev., Promedica Healthcare, Ser. A, Rfdg. (Pre-refunded 11/15/21)(ee)	6.500	11/15/37	875	904,566
Middleburg Heights Hosp. Rev.,
Facs. Southwest Gen. Hlth. Ctr., Ser. 2011, Rfdg.	5.250	08/01/41	1,200	1,214,844
Southwest Gen. Hlth. Ctr., Ser. A, Rfdg.(hh)	4.000	08/01/41	2,005	2,290,973

See Notes to Financial Statements.

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of April 30, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Ohio (cont’d.)

Ohio Air Qlty. Dev. Auth. Rev., Pratt Paper OH LLC Proj., AMT, 144A	4.500%	01/15/48	1,000	$1,126,660
Ohio St. Pvt. Act. Rev., Portsmouth Bypass Proj., AMT	5.000	06/30/53	1,000	1,118,650

				47,836,302

Oklahoma 1.9%

Oklahoma St. Dev. Fin. Auth. Rev.,
OU Medicine Proj., Ser. B	5.000	08/15/38	250	304,170
OU Medicine Proj., Ser. B	5.250	08/15/48	1,730	2,094,892
OU Medicine Proj., Ser. B	5.500	08/15/52	7,530	9,199,025
OU Medicine Proj., Ser. B	5.500	08/15/57	4,950	6,037,960
St. Johns Hlth. Sys., Rfdg. (Pre-refunded 02/15/22)(ee)	5.000	02/15/42	300	311,373
Tulsa Cnty. Indl. Auth. Rev., Montereau, Inc. Proj., Rfdg.	5.250	11/15/45	1,000	1,058,690

				19,006,110

Oregon 0.2%

Multnomah Cnty. Hosp. Facs. Auth. Rev., Mirabella at South Waterfront, Ser. A., Rfdg.	5.400	10/01/44	1,000	1,064,450
Salem Hosp. Facs. Auth. Rev., Capital Manor, Inc., Rfdg.	6.000	05/15/42	1,000	1,040,900

				2,105,350

Pennsylvania 4.8%

Bucks Cnty. Indl. Dev. Auth. Rev., Grand View Hosp. Proj.	4.000	07/01/51	750	818,040
Central Bradford Progress Auth. Rev.,
Guthrie Healthcare Sys., Rfdg. (Pre-refunded 12/01/21)(ee)	5.375	12/01/41	2,700	2,781,000
Chester Cnty. Indl. Dev. Auth. Rev., Renaissance Academy Chrt. Sch., Rfdg.	5.000	10/01/44	1,000	1,060,920
Geisinger Auth. Hlth. Sys. Rev., Ser. A-1	5.125	06/01/41	1,450	1,455,293
Moon Indl. Dev. Auth. Rev., Baptist Homes Society Oblig., Rfdg.	6.000	07/01/45	2,000	2,149,960

See Notes to Financial Statements.

PGIM Muni High Income Fund     29

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of April 30, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Pennsylvania (cont’d.)

Pennsylvania Comnwlth., Ser. A, COP, Rfdg.	4.000%	07/01/46	1,500	$1,666,950
Pennsylvania Econ. Dev. Fing. Auth. Rev., American Airlines Grp., Ser. B, Gty. Agmt.	8.000	05/01/29	490	483,135
Waste Mgmt., Inc. Proj., Rmkt., AMT, (Mandatory put date 08/02/21)	0.180(cc)	08/01/45	5,000	4,999,743
Pennsylvania Higher Edl. Facs. Auth. Rev., Univ. of Pennsylvania Hlth. Sys., Ser. B, Rfdg.(hh)	4.000	08/15/42	700	796,131
Pennsylvania Tpk. Commn. Rev.,
Ser. A-1	5.000	12/01/46	3,950	4,658,393
Sub., Ser. A	4.000	12/01/50	1,000	1,155,410
Sub., Ser. A	5.500	12/01/42	1,500	1,827,405
Sub., Ser. A	5.500	12/01/46	1,740	2,160,923
Sub., Ser. A-1	5.000	12/01/46	2,000	2,317,840
Sub., Ser. B-1	5.250	06/01/47	2,000	2,421,380
Philadelphia Auth. for Indl. Dev. Rev.,
First Philadelphia Preparatory Chrt., Ser. A, Rfdg.	7.250	06/15/43	2,000	2,257,300
Gtr. Philadelphia Hlth Action, Rfdg.	6.625	06/01/50	2,795	2,984,221
Mariana Bracetti Academy (Pre-refunded 12/15/21)(ee)	7.625	12/15/41	2,000	2,091,280
New Fndtn. Chrt. Sch. Proj., (Pre-refunded 12/15/22)(ee)	6.625	12/15/41	1,000	1,103,300
String Theory Chrt. Sch. Proj., Rfdg., 144A	5.000	06/15/50	1,000	1,140,120
Philadelphia Hosp. & Higher Ed. Facs. Auth. Rev., Temple Univ. Hlth. Sys., Ser. A	5.625	07/01/42	6,750	7,107,547

				47,436,291

Puerto Rico 6.9%

Puerto Rico Comnwlth., GO, Public Impt., Ser. A, Rfdg.	5.500	07/01/39(d)	5,000	4,195,195
Puerto Rico Comnwlth. Aqueduct & Swr. Auth. Rev.,
Aqueduct & Swr. Auth., Sr. Lien, Ser. A	4.000	07/01/22	2,535	2,622,331
Aqueduct & Swr. Auth., Sr. Lien, Ser. A	4.250	07/01/25	1,285	1,339,484
Aqueduct & Swr. Auth., Sr. Lien, Ser. A	5.000	07/01/33	2,780	2,897,955
Aqueduct & Swr. Auth., Sr. Lien, Ser. A	5.125	07/01/37	155	161,724
Aqueduct & Swr. Auth., Sr. Lien, Ser. A	5.250	07/01/42	1,250	1,312,163
Aqueduct & Swr. Auth., Sr. Lien, Ser. A	5.750	07/01/37	1,375	1,444,534
Aqueduct & Swr. Auth., Sr. Lien, Ser. A	6.000	07/01/47	1,170	1,232,560
Sr. Lien, Ser. A, Rfdg., 144A	5.000	07/01/35	5,000	5,932,550

See Notes to Financial Statements.

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of April 30, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Puerto Rico (cont’d.)

Puerto Rico Comnwlth. Aqueduct & Swr. Auth. Rev., (cont’d.)
Sr. Lien, Ser. A, Rfdg., 144A	5.000%	07/01/47	5,000	$5,844,700
Puerto Rico Sales Tax Fing. Corp. Sales Tax Rev.,
Restructured Ser. A-1	4.750	07/01/53	5,720	6,350,172
Restructured Ser. A-1	5.000	07/01/58	12,364	13,889,842
Restructured Ser. A-1, CABS	3.827(t)	07/01/46	18,766	5,917,107
Restructured Ser. A-1, CABS	3.863(t)	07/01/51	16,834	3,840,172
Ser. A-2	4.329	07/01/40	10,500	11,476,710

				68,457,199

Rhode Island 0.5%

Tob. Settlement Fing. Corp. Rev., Ser. A, Rfdg.	5.000	06/01/40	4,350	4,863,257

South Carolina 0.8%

Berkeley Cnty. Spl. Assmt., Nexton Impt. Dist.	4.375	11/01/49	1,000	1,099,420
South Carolina Prt. Auth. Rev.,
AMT	4.000	07/01/45	1,500	1,621,230
AMT	4.000	07/01/55	2,000	2,224,000
South Carolina St. Pub. Svc. Auth. Rev., Ser. E, Rfdg.	5.250	12/01/55	2,500	2,925,175

				7,869,825

South Dakota 0.2%

South Dakota Hlth. & Edl. Facs. Auth. Rev., Monument Hlth., Ser. A, Rfdg.	4.000	09/01/50	1,500	1,727,970

Tennessee 0.5%

Knox Cnty. Hlth. Edl. & Hsg. Facs. Brd. Rev., East Tennessee Children’s Hosp., Rfdg.	4.000	11/15/48	2,000	2,266,900
Metropolitan Govt. Nashville & Davidson Cnty. Hlth. &
Edl. Facs. Brd. Rev., Impt. Blakeford at Green Hills, Rfdg. (Pre-refunded 07/01/22)(ee)	5.000	07/01/37	850	897,728

See Notes to Financial Statements.

PGIM Muni High Income Fund     31

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of April 30, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Tennessee (cont’d.)

Shelby Cnty. Hlth. Edl. & Hsg. Facs. Brd. Rev.,
Germantown Village, Rfdg. (Pre-refunded 12/01/22)(ee)	5.250%	12/01/42	1,100	$1,187,802
Tennessee Energy Acquisition Corp. Gas Rev., Ser. C	5.000	02/01/22	1,000	1,032,470

				5,384,900

Texas 7.7%

Arlington Higher Ed. Fin. Corp. Rev., Wayside Schs., Ser. A	4.625	08/15/46	1,050	1,054,526
Bexar Cnty. Hlth. Facs. Dev. Corp. Rev., Army Retmnt. Residence Fndt., Rfdg.	5.000	07/15/41	1,250	1,340,825
Central Tex. Regl. Mobility Auth. Rev.,
Sr. Lien, Ser. A	5.000	01/01/45	1,000	1,146,150
Sub., Rfdg.	4.000	01/01/41	1,100	1,196,239
Clifton Higher Ed. Fin. Corp. Rev.,
Idea Pub. Sch.	5.000	08/15/42	1,000	1,040,350
Idea Pub. Sch.	6.000	08/15/43	1,100	1,213,597
Decatur Hosp. Auth. Rev., Wise Regl. Hlth. Sys., Ser. A, Rfdg.	5.250	09/01/44	1,370	1,503,822
Grand Parkway Transn. Corp. Rev., First Tier Toll, Ser. A	5.125	10/01/43	2,000	2,173,000
Gulf Coast Wste. Disp. Auth. Rev.,
Exxon Proj., Rfdg., FRDD (Mandatory put date 05/01/21)	0.040(cc)	10/01/24	600	600,000
ExxonMobil Corp. Proj., FRDD (Mandatory put date 05/01/21)	0.050(cc)	06/01/30	600	600,000
ExxonMobil Corp. Proj., FRDD (Mandatory put date 05/01/21)	0.060(cc)	09/01/25	2,550	2,550,000
ExxonMobil Corp. Proj., FRDD (Mandatory put date 05/01/21)	0.060(cc)	12/01/25	15,530	15,530,000
ExxonMobil Corp. Proj., Ser. A, FRDD (Mandatory put date 05/01/21)	0.050(cc)	06/01/30	3,810	3,810,000
ExxonMobil Corp. Proj., Ser. B, FRDD (Mandatory put date 05/01/21)	0.050(cc)	06/01/25	200	200,000
Houston Arpt. Sys. Rev.,
Ser. B-1, AMT	5.000	07/15/35	2,000	2,209,060
Spl. Facs. Cont. Airlines, Inc., Ser. A, AMT, Rfdg.	6.625	07/15/38	1,500	1,517,250

See Notes to Financial Statements.

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of April 30, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Texas (cont’d.)

Houston Arpt. Sys. Rev., (cont’d.)
Sub. Lien, Ser. A, AMT, Rfdg. (Pre-refunded 07/01/21)(ee)	5.000%	07/01/25	250	$251,853
Sub. Lien, Ser. A, AMT, Rfdg. (Pre-refunded 07/01/22)(ee)	5.000	07/01/32	1,000	1,053,810
United Airlines, Inc., AMT, Rfdg.	5.000	07/15/27	500	583,575
Houston Higher Ed. Fin. Corp., Higher Ed. Rev., Cosmos Fndtn., Inc., Ser. A	5.000	02/15/42	1,250	1,284,825
Kerryville Hlth. Facs. Dev. Corp. Rev., Peterson Regl. Med. Ctr. Proj., Rfdg.	5.000	08/15/35	3,000	3,519,840
Lower Neches Valley Auth. Indl. Dev. Corp. Rev.,
ExxonMobil Corp. Proj., Ser. A, Rfdg., FRDD (Mandatory put date 05/01/21)	0.030(cc)	11/01/29	2,900	2,900,000
ExxonMobil Corp. Proj., Ser. B, Rfdg., FRDD (Mandatory put date 05/01/21)	0.050(cc)	11/01/29	3,260	3,260,000
Matagorda Cnty. Nav. Dist. No. 1, Poll. Ctrl. Rev.,
AEP Tex. Central Co. Proj., Ser. B-1, Rfdg.	4.000	06/01/30	1,000	1,068,040
AEP Tex. Central Co. Proj., Ser. B-2, Rfdg.	4.000	06/01/30	1,800	1,924,146
Mission Econ. Dev. Corp. Rev., Natgosoline Proj., Sr. Lien, AMT, Rfdg., 144A	4.625	10/01/31	2,000	2,121,300
New Hope Cultural Ed. Facs. Fin. Corp. Rev.,
Jubilee Academic Ctr., Ser. A, Rfdg., 144A	4.000	08/15/26	1,375	1,381,696
Jubilee Academic Ctr., Ser. A, Rfdg., 144A	5.000	08/15/46	2,000	2,010,700
MRC Crestview, Rfdg.	5.000	11/15/46	1,150	1,198,587
North Tex. Twy. Auth. Rev.,
Rfdg.	5.000	01/01/48	1,250	1,527,162
Second Tier, Ser. A, Rfdg.	4.000	01/01/38	2,000	2,213,880
Port Beaumont Navigation Dist. Rev., Jefferson Gulf Coast, AMT, Rfdg., 144A	4.000	01/01/50	2,000	2,065,040
Pottsboro Higher Ed. Fin. Corp. Rev., Ser. A	5.000	08/15/46	1,000	1,094,830
Tarrant Cnty. Cultural Ed. Facs. Fin. Corp. Rev.,
Barton Creek Sr. Living Ctr., Rfdg.	5.000	11/15/40	1,100	1,181,103
Trinity Terrace Proj., Ser. A-1, Rfdg.	5.000	10/01/44	1,000	1,085,960
Texas Mun. Gas Acq. & Sply. Corp., Gas Sply. Rev., Corp. I, Sr. Lien, Ser. A	5.250	12/15/26	4,100	5,059,769
Texas Priv. Activity Surface Transn. Corp. Rev., LBJ Infrastructure Grp. LLC, Ser. A, Rfdg.	4.000	06/30/40	500	577,230

See Notes to Financial Statements.

PGIM Muni High Income Fund     33

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of April 30, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Texas (cont’d.)

Texas Priv. Activity Surface Transn. Corp. Rev., (cont’d.)
Sr. Lien, NTE Mobility Partners, AMT, Ser. 3A & 3B	6.750%	06/30/43	500	$562,615
Sr. Lien, NTE Mobility Partners, AMT, Ser. 3A & 3B	7.000	12/31/38	1,500	1,700,370

				77,311,150

Utah 0.2%

Salt Lake City Corp. Arpt. Rev., Ser. A, AMT	5.000	07/01/47	1,100	1,283,678
Utah Cnty. Hosp. Rev., IHC Hlth. Svcs. Inc., Ser. A	4.000	05/15/43	510	605,793

				1,889,471

Virginia 1.6%

City of Chesapeake Expressway Toll Road Rev.,
Transn. Sys., Sr. Ser. B, CABS, Rfdg. (Convert to Fixed on 07/15/23)	0.000(cc)	07/15/40	1,000	1,088,120
Norfolk Econ. Dev. Auth. Rev., Sentara Healthcare, Ser. B, Rfdg.	4.000	11/01/48	2,000	2,288,140
Virginia Small Bus. Fing. Auth. Rev.,
National Sr. Campuses, Inc., Rfdg.	4.000	01/01/51	1,750	1,923,425
Sr. Lien, Elizabeth River Crossings OpCo LLC Proj.	5.250	01/01/32	2,055	2,165,682
Sr. Lien, Elizabeth River Crossings OpCo LLC Proj.	5.500	01/01/42	3,000	3,159,660
Sr. Lien, Express Lanes LLC Proj.	5.000	01/01/40	4,780	4,915,322

				15,540,349

Washington 1.2%

Port of Seattle Indl. Dev. Corp. Rev., Spl. Facs., Delta Airlines, AMT, Rfdg.	5.000	04/01/30	1,000	1,067,290
Skagit Cnty. Pub. Hosp. Dist. No. 1 Rev., Skagit Valley Hosp., Ser. A, Rfdg.	5.000	12/01/37	3,000	3,300,360
Tob. Settlement Auth. Wash. Rev., Rfdg.	5.250	06/01/32	1,160	1,163,840
Washington St. Healthcare Facs. Auth. Rev.,
Overlake Hosp. Med. Ctr., Rfdg.	5.000	07/01/38	1,100	1,240,228
Overlake Hosp. Med. Ctr., Ser. A	4.000	07/01/42	2,500	2,794,350

See Notes to Financial Statements.

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of April 30, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Washington (cont’d.)

Washington St. Hsg. Fin. Comm. Rev., Rockwood Retmnt. Cmnty. Proj., Ser. A, Rfdg., 144A	7.375%	01/01/44	2,000	$2,155,420

				11,721,488

West Virginia 0.2%

West Virginia Hosp. Fin. Auth. Rev., Cabell Huntington Hosp. Oblig. Grp., Ser. A, Rfdg.	4.125	01/01/47	1,500	1,686,105

Wisconsin 1.5%

Pub. Fin. Auth. Rev.,
Bancroft Neurohealth Proj., Ser. A, 144A	5.125	06/01/48	1,000	1,092,420
Corvian Cmnty. Sch., Ser. A, 144A	5.000	06/15/49	1,000	1,061,040
Corvian Cmnty. Sch., Ser. A, 144A	5.125	06/15/47	2,000	2,087,960
Mountain Island Chrt. Sch., Ser. L, Rfdg.	5.000	07/01/47	1,000	1,075,450
Senior-MD Proton Treatment Ctr., Ser. A-1, 144A	6.250	01/01/38	1,750	1,541,907
Senior-MD Proton Treatment Ctr., Ser. A-1, 144A	6.375	01/01/48	3,000	2,522,070
Sr. Oblig. Grp., Ser. B, AMT, Rfdg.	5.000	07/01/42	1,500	1,560,990
Sr. Oblig. Grp., Ser. B, AMT, Rfdg.	5.250	07/01/28	1,000	1,052,240
Wonderful Fndtn. Chrt. Sch. Port., Ser. A-1, 144A	5.000	01/01/55	1,600	1,784,960
Wisconsin St. Hlth. & Edl. Facs. Auth. Rev.,
Ascension Hlth. Alliance Sr. Credit Grp., Ser. B-1, Rmkt., Rfdg.	4.000	11/15/43	1,500	1,728,600

				15,507,637

TOTAL LONG-TERM INVESTMENTS (cost $908,468,171)				992,955,700

See Notes to Financial Statements.

PGIM Muni High Income Fund     35

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of April 30, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

SHORT-TERM INVESTMENT 0.3%

MUNICIPAL BOND

Texas

Texas St. Rev.,
TRANS (cost $3,027,135)	4.000%	08/26/21	2,990,000	$3,026,657

TOTAL SHORT-TERM INVESTMENT (cost $3,027,135)				3,026,657

TOTAL INVESTMENTS 99.9% (cost $911,495,306)				995,982,357
Other assets in excess of liabilities(z) 0.1%				802,249

NET ASSETS 100.0%				$996,784,606

Below is a list of the abbreviation(s) used in the annual report:

USD—US Dollar

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

AGM—Assured Guaranty Municipal Corp.

AMT—Alternative Minimum Tax

BAM—Build America Mutual

CABS—Capital Appreciation Bonds

CDD—Community Development District

COP—Certificates of Participation

FRDD—Floating Rate Daily Demand Note

GO—General Obligation

IDB—Industrial Development Bond

LIBOR—London Interbank Offered Rate

PCR—Pollution Control Revenue

TRANS—Tax and Revenue Anticipation Notes

#	Principal amount is shown in U.S. dollars unless otherwise stated.

^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $483,800 and 0.0% of net assets.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of April 30, 2021. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.

(ee)	All or partial escrowed to maturity and pre-refunded issues are secured by escrowed cash, a guaranteed investment contract and /or U.S. guaranteed obligations.

See Notes to Financial Statements.

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of April 30, 2021

(hh)	When-issued security.
(t)	Represents zero coupon. Rate quoted represents effective yield at April 30, 2021.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at April 30, 2021:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Short Position:
30	20 Year U.S. Treasury Bonds	Jun. 2021	$4,717,500	$(94,732)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$270,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of April 30, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Municipal Bonds
Alabama	$—	$1,113,535	$—
Alaska	—	17,598,496	—
Arizona	—	42,099,114	—
California	—	80,572,056	—
Colorado	—	29,218,040	—
Connecticut	—	2,264,960	—
Delaware	—	2,074,881	—
District of Columbia	—	18,105,157	—

See Notes to Financial Statements.

PGIM Muni High Income Fund     37

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of April 30, 2021

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Municipal Bonds (continued)
Florida	$—	$92,181,052	$483,800
Georgia	—	6,081,345	—
Guam	—	1,214,260	—
Hawaii	—	2,787,425	—
Illinois	—	141,450,842	—
Indiana	—	3,843,810	—
Iowa	—	3,555,320	—
Kansas	—	911,115	—
Kentucky	—	4,198,075	—
Louisiana	—	5,774,570	—
Maine	—	2,023,340	—
Maryland	—	3,702,347	—
Michigan	—	7,780,058	—
Minnesota	—	8,368,570	—
Mississippi	—	300,000	—
Missouri	—	21,290,494	—
Nevada	—	3,206,169	—
New Hampshire	—	2,119,060	—
New Jersey	—	84,407,338	—
New York	—	71,409,449	—
North Carolina	—	4,477,618	—
Ohio	—	47,836,302	—
Oklahoma	—	19,006,110	—
Oregon	—	2,105,350	—
Pennsylvania	—	47,436,291	—
Puerto Rico	—	68,457,199	—
Rhode Island	—	4,863,257	—
South Carolina	—	7,869,825	—
South Dakota	—	1,727,970	—
Tennessee	—	5,384,900	—
Texas	—	80,337,807	—
Utah	—	1,889,471	—
Virginia	—	15,540,349	—
Washington	—	11,721,488	—
West Virginia	—	1,686,105	—
Wisconsin	—	15,507,637	—

Total	$—	$995,498,557	$483,800

Other Financial Instruments*
Liabilities
Futures Contracts	$(94,732)	$—	$ —

See Notes to Financial Statements.

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of April 30, 2021

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Sector Classification:

The sector classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of April 30, 2021 were as follows (unaudited):

Healthcare	20.4%
Corporate Backed IDB & PCR	12.8
Transportation	12.2
Special Tax/Assessment District	11.3
General Obligation	9.9
Tobacco Appropriated	8.2
Education	8.0
Pre-pay Gas	4.5
Lease Backed Certificate of Participation	3.9
Pre-Refunded	3.2

Water & Sewer	2.9%
Development	1.2
Power	0.7
Solid Waste/Resource Recovery	0.7

99.9
Other assets in excess of liabilities	0.1

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of April 30, 2021 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	—	$—	Due from/to broker-variation margin futures	$94,732	*

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

PGIM Muni High Income Fund     39

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of April 30, 2021

The effects of derivative instruments on the Statement of Operations for the year ended April 30, 2021 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Interest rate contracts	$(558,728)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Interest rate contracts	$458,468

For the year ended April 30, 2021, the Fund’s average volume of derivative activities is as follows:

Futures Contracts— Short Positions(1)

$2,753,813

(1)	Notional Amount in USD.

Average volume is based on average quarter end balances as noted for the year ended April 30, 2021.

See Notes to Financial Statements.

Statement of Assets and Liabilities

as of April 30, 2021

Assets

Unaffiliated investments (cost $911,495,306)	$995,982,357
Cash	157,917
Interest receivable	13,576,180
Receivable for Fund shares sold	3,864,850
Deposit with broker for centrally cleared/exchange-traded derivatives	270,000
Prepaid expenses	3,031

Total Assets	1,013,854,335

Liabilities

Payable for investments purchased	12,547,509
Payable for Fund shares purchased	3,504,562
Management fee payable	367,215
Dividends payable	341,244
Accrued expenses and other liabilities	153,208
Distribution fee payable	140,238
Affiliated transfer agent fee payable	12,415
Due to broker—variation margin futures	1,875
Trustees’ fees payable	1,463

Total Liabilities	17,069,729

Net Assets	$996,784,606

Net assets were comprised of:
Shares of beneficial interest, at par	$929,812
Paid-in capital in excess of par	932,827,780
Total distributable earnings (loss)	63,027,014

Net assets, April 30, 2021	$996,784,606

See Notes to Financial Statements.

PGIM Muni High Income Fund      41

Statement of Assets and Liabilities

as of April 30, 2021

Class A

Net asset value and redemption price per share, ($425,012,752 ÷ 39,612,097 shares of beneficial interest issued and outstanding)	$10.73
Maximum sales charge (3.25% of offering price)	0.36

Maximum offering price to public	$11.09

Class C

Net asset value, offering price and redemption price per share, ($65,411,830 ÷ 6,096,572 shares of beneficial interest issued and outstanding)	$10.73

Class Z

Net asset value, offering price and redemption price per share, ($482,103,984 ÷ 45,009,727 shares of beneficial interest issued and outstanding)	$10.71

Class R6

Net asset value, offering price and redemption price per share, ($24,256,040 ÷ 2,262,821 shares of beneficial interest issued and outstanding)	$10.72

See Notes to Financial Statements.

Statement of Operations

Year Ended April 30, 2021

Net Investment Income (Loss)

Interest income	$36,714,556

Expenses
Management fee	4,385,105
Distribution fee(a)	1,738,753
Transfer agent’s fees and expenses (including affiliated expense of $56,274)(a)	570,732
Registration fees(a)	108,252
Custodian and accounting fees	96,852
Audit fee	44,574
Legal fees and expenses	32,027
Shareholders’ reports	28,740
Trustees’ fees	21,673
Miscellaneous	29,972

Total expenses	7,056,680
Less: Fee waiver and/or expense reimbursement(a)	(243,407)
Custodian fee credit	(891)

Net expenses	6,812,382

Net investment income (loss)	29,902,174

Realized And Unrealized Gain (Loss) On Investments

Net realized gain (loss) on:
Investment transactions	(2,462,871)
Futures transactions	(558,728)

(3,021,599)

Net change in unrealized appreciation (depreciation) on:
Investments	98,436,277
Futures	458,468

98,894,745

Net gain (loss) on investment transactions	95,873,146

Net Increase (Decrease) In Net Assets Resulting From Operations	$125,775,320

(a)	Class specific expenses and waivers were as follows:

	Class A	Class B	Class C	Class Z	Class R6
Distribution fee	977,035	3,462	758,256	—	—
Transfer agent’s fees and expenses	201,550	282	39,390	329,418	92
Registration fees	31,881	4,934	19,425	31,348	20,664
Fee waiver and/or expense reimbursement	(94,627)	(211)	(18,359)	(105,643)	(24,567)

See Notes to Financial Statements.

PGIM Muni High Income Fund      43

Statements of Changes in Net Assets

	Year Ended April 30,

	2021	2020

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$29,902,174	$33,015,512
Net realized gain (loss) on investment transactions	(3,021,599)	(1,263,035)
Net change in unrealized appreciation (depreciation) on investments	98,894,745	(61,762,451)

Net increase (decrease) in net assets resulting from operations	125,775,320	(30,009,974)

Dividends and Distributions
Distributions from distributable earnings
Class A	(13,111,581)	(13,324,426)
Class B	(19,292)	(349,176)
Class C	(1,979,603)	(2,711,864)
Class Z	(14,703,348)	(16,504,120)
Class R6	(566,593)	(314,010)

	(30,380,417)	(33,203,596)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	271,561,788	249,540,688
Net asset value of shares issued in reinvestment of dividends and distributions	26,485,180	28,995,090
Cost of shares purchased	(168,716,358)	(307,205,741)

Net increase (decrease) in net assets from Fund share transactions	129,330,610	(28,669,963)

Total increase (decrease)	224,725,513	(91,883,533)

Net Assets:

Beginning of year	772,059,093	863,942,626

End of year	$996,784,606	$772,059,093

See Notes to Financial Statements.

Notes to Financial Statements

1.     Organization

Prudential Investment Portfolios 4 (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust was organized as an unincorporated business trust in Massachusetts on November 3, 1986. PGIM Muni High Income Fund (the “Fund”) is the sole series of the Trust. The Fund is classified as a diversified fund for purposes of the 1940 Act.

Subsequent to April 30, 2021, the Fund’s fiscal and tax year changed from an annual reporting period that ends April 30 to one that ends August 31. This change is not expected to have any impact on the way the Fund is managed. Shareholders will receive future annual and semi-annual reports on the new fiscal year end schedule.

The investment objective of the Fund is to provide the maximum amount of income that is eligible for exclusion from federal income taxes.

2.     Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is subject to the Board’s review at its first quarterly meeting following the quarter in which such actions take place.

PGIM Muni High Income Fund      45

Notes to Financial Statements (continued)

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Delayed-Delivery Transactions: The Fund purchased or sold securities on a when-issued or delayed-delivery and forward commitment basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Fund will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Fund forfeits its eligibility to realize future gains (losses) with respect to the security.

PGIM Muni High Income Fund      47

Notes to Financial Statements (continued)

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits, if any, are presented as a reduction of gross expenses in the accompanying Statement of Operations.

Dividends and Distributions: The Fund expects to declare dividends of its net investment income daily and pay such dividends monthly. Distributions of net realized capital gains, if any, are declared and paid at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.    Agreements

The Trust, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services.

The Manager has entered into a subadvisory agreement with PGIM, Inc. (the “subadviser”), which provides subadvisory services to the Fund through its PGIM Fixed Income unit. The Manager pays for the services of PGIM, Inc.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.49% of the Fund’s average daily net assets up to $1 billion and 0.44% of the average daily net assets in excess of $1 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.49% for the year ended April 30, 2021.

The Manager has contractually agreed, through December 31, 2022, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 0.58% of average daily net assets for Class Z shares, and 0.49% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.25% and 1% of the average daily net assets of the Class A and Class C shares, respectively. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z or Class R6 shares of the Fund.

PGIM Muni High Income Fund      49

Notes to Financial Statements (continued)

For the year ended April 30, 2021, PIMS received $259,812 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended April 30, 2021, PIMS received $3,272 and $4,804 in contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders, respectively. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PGIM, Inc. and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.    Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Trust’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers.

For the year ended April 30, 2021, the Fund’s purchase and sales transactions under Rule 17a-7 and realized gain (loss) as a result of 17a-7 sales transactions were as follows:

Purchases	Sales	Realized Gain (Loss)

$60,775,981	$28,941,137	$—

5.    Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended April 30, 2021, were $367,802,387 and $226,254,437, respectively.

6.    Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended April 30, 2021, the tax character of dividends paid by the Fund were $635,413 of ordinary income and $29,745,004 of tax-exempt income. For the year ended April 30, 2020, the tax character of dividends paid by the Fund were $376,976 of ordinary income and $32,826,620 of tax-exempt income.

As of April 30, 2021, the accumulated undistributed earnings on a tax basis was $8,995,915 of tax-exempt income (includes timing difference of $341,244 for dividends payable).

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of April 30, 2021 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation

$912,594,695	$87,891,012	$(4,503,350)	$83,387,662

The difference between GAAP and tax basis was primarily due to the difference between financial and tax reporting with respect to accretion of market discount, futures and defaulted securities.

For federal income tax purposes, the Fund had a capital loss carryforward as of April 30, 2021 of approximately $29,015,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended April 30, 2021 are subject to such review.

7.    Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Investors who purchase $500,000 or more of Class A shares and sell those shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% on sales although these purchases are not subject to a front-end sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Effective June 26, 2020, all of the issued and outstanding Class B shares of the Fund converted into Class A shares. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class Z and Class R6 shares are

PGIM Muni High Income Fund      51

Notes to Financial Statements (continued)

not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest, below.

The Fund is authorized to issue an unlimited number of shares of beneficial interest of each class at $0.01 par value divided into four classes, currently designated Class A, Class C, Class Z and Class R6.

As of April 30, 2021, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

	Number of Shares	Percentage of Outstanding Shares

Class A	399	0.1%

Class R6	1,140	0.1%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares

—	—%	8	75.8%

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount

Year ended April 30, 2021:
Shares sold	5,823,287	$60,999,987
Shares issued in reinvestment of dividends and distributions	1,138,806	11,883,202
Shares purchased	(5,322,073)	(55,567,636)

Net increase (decrease) in shares outstanding before conversion	1,640,020	17,315,553
Shares issued upon conversion from other share class(es)	2,826,174	29,664,449
Shares purchased upon conversion into other share class(es)	(557,169)	(5,831,711)

Net increase (decrease) in shares outstanding	3,909,025	$41,148,291

Year ended April 30, 2020:
Shares sold	6,966,925	$72,822,730
Shares issued in reinvestment of dividends and distributions	1,160,670	12,089,570
Shares purchased	(7,187,945)	(73,188,834)

Net increase (decrease) in shares outstanding before conversion	939,650	11,723,466
Shares issued upon conversion from other share class(es)	2,357,319	24,636,901
Shares purchased upon conversion into other share class(es)	(669,485)	(6,978,543)

Net increase (decrease) in shares outstanding	2,627,484	$29,381,824

Class B	Shares	Amount

Period ended June 26, 2020*:
Shares sold	7,559	$76,704
Shares issued in reinvestment of dividends and distributions	1,227	12,148
Shares purchased	(7,261)	(66,309)

Net increase (decrease) in shares outstanding before conversion	1,525	22,543
Shares purchased upon conversion into other share class(es)	(489,105)	(4,962,326)

Net increase (decrease) in shares outstanding	(487,580)	$(4,939,783)

Year ended April 30, 2020:
Shares sold	36,988	$387,083
Shares issued in reinvestment of dividends and distributions	29,853	311,712
Shares purchased	(225,500)	(2,351,614)

Net increase (decrease) in shares outstanding before conversion	(158,659)	(1,652,819)
Shares purchased upon conversion into other share class(es)	(1,014,073)	(10,582,134)

Net increase (decrease) in shares outstanding	(1,172,732)	$(12,234,953)

Class C

Year ended April 30, 2021:
Shares sold	919,757	$9,614,055
Shares issued in reinvestment of dividends and distributions	173,396	1,805,779
Shares purchased	(959,145)	(9,922,101)

Net increase (decrease) in shares outstanding before conversion	134,008	1,497,733
Shares purchased upon conversion into other share class(es)	(2,300,709)	(24,348,365)

Net increase (decrease) in shares outstanding	(2,166,701)	$(22,850,632)

Year ended April 30, 2020:
Shares sold	1,761,291	$18,490,403
Shares issued in reinvestment of dividends and distributions	222,321	2,317,165
Shares purchased	(1,734,393)	(17,683,469)

Net increase (decrease) in shares outstanding before conversion	249,219	3,124,099
Shares purchased upon conversion into other share class(es)	(1,301,545)	(13,604,826)

Net increase (decrease) in shares outstanding	(1,052,326)	$(10,480,727)

Class Z

Year ended April 30, 2021:
Shares sold	17,811,968	$185,209,335
Shares issued in reinvestment of dividends and distributions	1,172,272	12,217,461
Shares purchased	(9,709,056)	(100,428,422)

Net increase (decrease) in shares outstanding before conversion	9,275,184	96,998,374
Shares issued upon conversion from other share class(es)	726,989	7,592,775
Shares purchased upon conversion into other share class(es)	(233,787)	(2,431,634)

Net increase (decrease) in shares outstanding	9,768,386	$102,159,515

Year ended April 30, 2020:
Shares sold	14,614,488	$152,645,619
Shares issued in reinvestment of dividends and distributions	1,340,546	13,962,639
Shares purchased	(20,718,413)	(211,069,996)

Net increase (decrease) in shares outstanding before conversion	(4,763,379)	(44,461,738)
Shares issued upon conversion from other share class(es)	842,818	8,776,768
Shares purchased upon conversion into other share class(es)	(232,443)	(2,444,901)

Net increase (decrease) in shares outstanding	(4,153,004)	$(38,129,871)

PGIM Muni High Income Fund      53

Notes to Financial Statements (continued)

Class R6	Shares	Amount

Year ended April 30, 2021:
Shares sold	1,498,597	$15,661,707
Shares issued in reinvestment of dividends and distributions	54,109	566,590
Shares purchased	(262,967)	(2,731,890)

Net increase (decrease) in shares outstanding before conversion	1,289,739	13,496,407
Shares issued upon conversion from other share class(es)	29,996	316,812

Net increase (decrease) in shares outstanding	1,319,735	$13,813,219

Year ended April 30, 2020:
Shares sold	501,516	$5,194,853
Shares issued in reinvestment of dividends and distributions	30,222	314,004
Shares purchased	(288,785)	(2,911,828)

Net increase (decrease) in shares outstanding before conversion	242,953	2,597,029
Shares issued upon conversion from other share class(es)	18,663	196,735

Net increase (decrease) in shares outstanding	261,616	$2,793,764

*	Effective June 26, 2020, all of the issued and outstanding Class B shares of the Fund converted into Class A shares.

8.    Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA

Term of Commitment	10/2/2020 – 9/30/2021	10/3/2019 – 10/1/2020

Total Commitment	$1,200,000,000	$1,222,500,000*

Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%

Annualized Interest Rate on Borrowings	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

* Effective March 31, 2020, the SCA’s total commitment was increased from $900,000,000 to $1,162,500,000 and subsequently, effective April 7, 2020 was increased to $1,222,500,000.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund did not utilize the SCA during the year ended April 30, 2021.

9.    Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Bond Obligations Risk: As with credit risk, market risk and interest rate risk, the Fund’s holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may lose income.

Credit Risk: This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many OTC derivative instruments lack liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a

PGIM Muni High Income Fund      55

Notes to Financial Statements (continued)

lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

LIBOR Risk: Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Over the course of the last several years, global regulators have indicated an intent to phase out the use of LIBOR and similar interbank offering rates (IBOR). On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021. There still remains uncertainty regarding the nature of any replacement rates for LIBOR and the other IBORs as well as around fallback approaches for instruments extending beyond the any phase-out of these reference rates. The lack of consensus around replacement rates and the uncertainty of the phase out of LIBOR and other IBORs may result in increased volatility in corporate or governmental debt, bank loans, derivatives and other instruments invested in by a Fund as well as loan facilities used by a Fund. As such, the potential impact of a transition away from LIBOR on a Fund or the financial instruments in which a Fund invests cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR and the other IBORs as benchmarks could deteriorate during the transition period, these effects could begin to be experienced by the end of 2021 and beyond until the anticipated discontinuance date in 2023 for the majority of the LIBOR rates.

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the recent outbreak of coronavirus globally or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally. The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Municipal Bonds Risk: Municipal bonds are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may also fluctuate in response to municipal bond market movements. Municipal bonds are also subject to the risk that potential future legislative changes could affect the market for and value of municipal bonds, which may adversely affect the Fund’s yield or the value of the Fund’s investments in municipal bonds. Certain municipal bonds with principal and interest

PGIM Muni High Income Fund      57

Notes to Financial Statements (continued)

payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities. Municipal securities of a particular state are vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health epidemics, social unrest and catastrophic natural disasters, such as hurricanes or earthquakes. Many municipal bonds are also subject to prepayment risk, which is the risk that when interest rates fall, issuers may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at a lower interest rate. In addition, income from municipal bonds could be declared taxable because of non-compliant conduct of a bond issuer.

10.    Recent Accounting Pronouncement and Regulatory Developments

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, which provides optional guidance for applying GAAP to contract modifications, hedging relationships and other transactions affected by the reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of certain provisions of the ASU and any impact on the financial statement disclosures has not yet been determined.

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule took effect on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Rule and its impact to the Fund.

Financial Highlights

Class A Shares

		Year Ended April 30,

	2021	2020	2019	2018	2017

Per Share Operating Performance(a):

Net Asset Value, Beginning of Year	$9.58	$10.28	$10.12	$10.12	$10.45

Income (loss) from investment operations:

Net investment income (loss)	0.34	0.38	0.39	0.39	0.41

Net realized and unrealized gain (loss) on investment transactions	1.16	(0.70)	0.17	0.01	(0.33)

Total from investment operations	1.50	(0.32)	0.56	0.40	0.08

Less Dividends and Distributions:

Dividends from net investment income	(0.35)	(0.38)	(0.40)	(0.40)	(0.41)

Net asset value, end of year	$10.73	$9.58	$10.28	$10.12	$10.12

Total Return(b):	15.82%	(3.37)%	5.67%	3.99%	0.73%

Ratios/Supplemental Data:

Net assets, end of year (000)	$425,013	$342,085	$339,940	$322,606	$343,939

Average net assets (000)	$390,814	$367,591	$323,381	$337,410	$387,190

Ratios to average net assets(c):

Expenses after waivers and/or expense reimbursement	0.80%	0.85%	0.85%	0.86%	0.87%

Expenses before waivers and/or expense reimbursement	0.82%	0.85%	0.85%	0.86%	0.87%

Net investment income (loss)	3.30%	3.60%	3.88%	3.86%	3.99%

Portfolio turnover rate(d)(e)	25%	53%	54%	36%	39%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(e)	The portfolio turnover rate includes variable rate demand notes.

See Notes to Financial Statements.

PGIM Muni High Income Fund      59

Financial Highlights (continued)

Class C Shares

		Year Ended April 30,

	2021	2020	2019	2018	2017

Per Share Operating Performance(a):

Net Asset Value, Beginning of Year	$9.58	$10.28	$10.12	$10.12	$10.45

Income (loss) from investment operations:

Net investment income (loss)	0.27	0.30	0.31	0.32	0.33

Net realized and unrealized gain (loss) on investment transactions	1.15	(0.70)	0.17	- (b)	(0.33)

Total from investment operations	1.42	(0.40)	0.48	0.32	0.00

Less Dividends and Distributions:

Dividends from net investment income	(0.27)	(0.30)	(0.32)	(0.32)	(0.33)

Net asset value, end of year	$10.73	$9.58	$10.28	$10.12	$10.12

Total Return(c):	14.94%	(4.09)%	4.88%	3.21%	0.01%

Ratios/Supplemental Data:

Net assets, end of year (000)	$65,412	$79,180	$95,749	$110,077	$119,937

Average net assets (000)	$75,826	$94,394	$104,786	$114,788	$127,425

Ratios to average net assets(d):

Expenses after waivers and/or expense reimbursement	1.57%	1.60%	1.60%	1.62%	1.62%

Expenses before waivers and/or expense reimbursement	1.59%	1.60%	1.60%	1.62%	1.62%

Net investment income (loss)	2.56%	2.85%	3.10%	3.11%	3.24%

Portfolio turnover rate(e)(f)	25%	53%	54%	36%	39%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(f)	The portfolio turnover rate includes variable rate demand notes.

See Notes to Financial Statements.

Class Z Shares

		Year Ended April 30,

	2021	2020	2019	2018	2017

Per Share Operating Performance(a):

Net Asset Value, Beginning of Year	$9.57	$10.26	$10.10	$10.11	$10.44

Income (loss) from investment operations:

Net investment income (loss)	0.37	0.40	0.41	0.42	0.44

Net realized and unrealized gain (loss) on investment transactions	1.14	(0.69)	0.17	- (b)	(0.33)

Total from investment operations	1.51	(0.29)	0.58	0.42	0.11

Less Dividends and Distributions:

Dividends from net investment income	(0.37)	(0.40)	(0.42)	(0.43)	(0.44)

Net asset value, end of year	$10.71	$9.57	$10.26	$10.10	$10.11

Total Return(c):	15.98%	(3.06)%	5.90%	4.15%	1.02%

Ratios/Supplemental Data:

Net assets, end of year (000)	$482,104	$337,094	$404,188	$375,466	$336,781

Average net assets (000)	$411,850	$428,468	$385,217	$370,141	$307,480

Ratios to average net assets(d):

Expenses after waivers and/or expense reimbursement	0.58%	0.62%	0.63%	0.62%	0.62%

Expenses before waivers and/or expense reimbursement	0.61%	0.62%	0.63%	0.62%	0.62%

Net investment income (loss)	3.52%	3.83%	4.08%	4.11%	4.24%

Portfolio turnover rate(e)(f)	25%	53%	54%	36%	39%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(f)	The portfolio turnover rate includes variable rate demand notes.

See Notes to Financial Statements.

PGIM Muni High Income Fund      61

Financial Highlights (continued)

Class R6 Shares

	Year Ended April 30,			June 27, 2017(a) through April 30, 2018
	2021	2020	2019

Per Share Operating Performance(b):

Net Asset Value, Beginning of Period	$9.57	$10.27	$10.11	$10.23

Income (loss) from investment operations:

Net investment income (loss)	0.37	0.40	0.42	0.36

Net realized and unrealized gain (loss) on investment transactions	1.16	(0.70)	0.17	(0.11)

Total from investment operations	1.53	(0.30)	0.59	0.25

Less Dividends and Distributions:

Dividends from net investment income	(0.38)	(0.40)	(0.43)	(0.37)

Net asset value, end of period	$10.72	$9.57	$10.27	$10.11

Total Return(c):	16.19%	(3.13)%	5.94%	2.50%

Ratios/Supplemental Data:

Net assets, end of period (000)	$24,256	$9,028	$6,998	$398

Average net assets (000)	$15,737	$8,116	$4,932	$53

Ratios to average net assets(d):

Expenses after waivers and/or expense reimbursement	0.49%	0.59%	0.60%	0.59	%(e)

Expenses before waivers and/or expense reimbursement	0.65%	0.73%	0.89%	25.88	%(e)

Net investment income (loss)	3.55%	3.85%	4.19%	4.31	%(e)

Portfolio turnover rate(f)(g)	25%	53%	54%	36%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(g)	The portfolio turnover rate includes variable rate demand notes.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Prudential Investment Portfolios 4 and Shareholders of

PGIM Muni High Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Muni High Income Fund (the “Fund”) as of April 30, 2021, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2021, and the results of its operations, changes in its net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended April 30, 2020 and the financial highlights for each of the periods ended on or prior to April 30, 2020 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated June 15, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

June 17, 2021

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

PGIM Muni High Income Fund	63

Fund Liquidity Risk Management Program (unaudited)

Consistent with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “LRMP”). The Fund’s LRMP seeks to assess and manage the Fund’s liquidity risk, which is defined as the risk that the Fund is unable to meet investor redemption requests without significantly diluting the remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) has approved PGIM Investments LLC (“PGIM Investments”), the Fund’s investment manager, to serve as the administrator of the Fund’s LRMP. As part of its responsibilities as administrator, PGIM Investments has retained a third party to perform certain functions, including providing market data and liquidity classification model information.

The Fund’s LRMP includes a number of processes designed to support the assessment and management of its liquidity risk. In particular, the Fund’s LRMP includes no less than annual assessments of factors that influence the Fund’s liquidity risk; no less than monthly classifications of the Fund’s investments into one of four liquidity classifications provided for in the Liquidity Rule; a 15% of net assets limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); establishment of a minimum percentage of the Fund’s assets to be invested in investments classified as “highly liquid” (as defined under the Liquidity Rule) if the Fund does not invest primarily in highly liquid investments; and regular reporting to the Board.

At a meeting of the Board on March 2-5, 2021, PGIM Investments provided a written report (“LRMP Report”) to the Board addressing the operation, adequacy, and effectiveness of the Fund’s LRMP, including any material changes to the LRMP for the period from January 1, 2020 through December 31, 2020 (“Reporting Period”). The LRMP Report concluded that the Fund’s LRMP was reasonably designed to assess and manage the Fund’s liquidity risk and was adequately and effectively implemented during the Reporting Period. There were no material changes to the LRMP during the Reporting Period. The LRMP Report further concluded that the Fund’s investment strategies continue to be appropriate given the Fund’s status as an open-end fund.

There can be no assurance that the LRMP will achieve its objectives in the future. Additional information regarding risks of investing in the Fund including liquidity risks presented by the Fund’s investment portfolio, is found in the Fund’s Prospectus and Statement of Additional Information.

64

Income Tax Information (unaudited)

We are advising you that during the fiscal year ended April 30, 2021, the Fund designates the maximum amount allowable per share but not less than the following amounts as exempt-interest dividends in accordance with Section 852(b)(5) of the Internal Revenue Code.

	Per Share
	Class A	Class B	Class C	Class Z	Class R6

Tax-Exempt Dividends	$0.34	$0.03	$0.26	$0.37	$0.37

In January 2022, you will be advised on IRS Form 1099-DIV and/or 1099-INT, if applicable, or substitute forms as to the federal tax status of the dividends received in calendar year 2021.

For more detailed information regarding your state and local taxes, you should contact your tax adviser or the state/local taxing authorities.

PGIM Muni High Income Fund	65

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 96	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 96	Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Muni High Income Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 93	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 95	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 96	Retired; Executive Committee of the Independent Directors Council (IDC) Board of Governors (since October 2019); Member (since November 2014) of the Governing Council of the IDC (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

Visit our website at pgim.com/investments

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 92	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Roku, Inc. (since 2020) (communication services); Independent Director, Synnex Corporation (since 2019) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 95	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Muni High Income Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 95	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 95	President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).	None.	Since January 2012

Visit our website at pgim.com/investments

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 96	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Dino Capasso 1974 Chief Compliance Officer	Chief Compliance Officer (July 2019-present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., and PGIM Short Duration High Yield Opportunities Fund; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since July 2019

PGIM Muni High Income Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Andrew R. French 1962 Secretary	Vice President (since December 2018-present) of PGIM Investments LLC; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Diana N. Huffman 1982 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012-2017) of IIL, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since September 2019

Visit our website at pgim.com/investments

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since September 2019
Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since September 2019

Jonathan Corbett 1983 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since August 2019) of Prudential; formerly Vice President and Head of Key Risk Areas Compliance (March 2016 to July 2019), Chief Privacy Officer (March 2016 to July 2019) and Head of Global Financial Crimes Unit (April 2014 to March 2016) at MetLife.	Since April 2021

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Muni High Income Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Jonathan Corbett, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Muni High Income Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM MUNI HIGH INCOME FUND

SHARE CLASS	A	C	Z	R6
NASDAQ	PRHAX	PHICX	PHIZX	PHIQX
CUSIP	74440M104	74440M302	74440M401	74440M609

MF133E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal year ended April 30, 2021, the Registrant’s principal accountant was PricewaterhouseCoopers LLP (“PwC”). For the fiscal year ended April 30, 2021, PwC billed the Registrant $39,500 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

For the fiscal year ended April 30, 2020, the Registrant’s principal accountant was KPMG LLP (“KPMG”). For the fiscal year ended April 30, 2020, KPMG billed the Registrant $39,950 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal year ended April 30, 2021, PwC did not bill the Registrant for audit-related services.

For the fiscal year ended April 30, 2021, fees of $5,075 were billed to the Registrant for services rendered by KPMG in connection with the auditor transition.

For the fiscal year ended April 30, 2020, fees of $1,418 were billed to the Registrant for services rendered by KPMG in connection with an accounting system conversion and were paid by The Bank of New York Mellon.

(c) Tax Fees

For the fiscal years ended April 30, 2021 and April 30, 2020: none.

(d) All Other Fees

For the fiscal years ended April 30, 2021 and April 30, 2020: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended April 30, 2021 and April 30, 2020, 100% of the services referred to in Item 4(b) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended April 30, 2021 and April 30, 2020 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as the Registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios 4

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	June 17, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	June 17, 2021

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	June 17, 2021